UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEW ULM TELECOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NEW ULM TELECOM, INC
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON
THURSDAY, MAY 25, 2017

The Annual Meeting of Shareholders of New Ulm Telecom, Inc. (the Company) will be held at the New Ulm Event Center, located at 301 20th Street South in New Ulm, Minnesota, on Thursday, May 25, 2017 at 10:00 a.m., Central Daylight Time, for the following purposes:

(1)     To elect two Directors named in the attached proxy statement to serve for ensuing three-year terms;

(2)     To ratify the appointment of Olsen Thielen & Co., Ltd. as the Company’s independent registered public accounting firm for the year ended December 31, 2017;

(3)     To approve the New Ulm Telecom, Inc. 2017 Omnibus Stock Plan (see Proposal 3 on pages 33-38 for a description of the Plan and the Board Of Director’s recommendation on the proposal); and

(4)     To transact other business that may properly be brought before the meeting.

The Board of Directors (Board) has fixed the close of business on April 5, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

BY THE ORDER OF THE BOARD OF
DIRECTORS NEW ULM TELECOM, INC.

/s/ Barbara A.J. Bornhoft

Barbara A.J. Bornhoft - Corporate Secretary

New Ulm, Minnesota
April 17, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING – YOUR VOTE IS IMPORTANT.  Whether or not you expect to attend the meeting, please sign and date the proxy and return it promptly in the enclosed envelope, or take advantage of the option to vote by Internet or telephone. If you choose to return the proxy card by mail, we have enclosed an envelope, for which no postage is required if mailed in the United States. You may also vote your shares electronically either over the Internet at www.proxyvote.com or by touch-tone telephone at 1-800-690-6903.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2017.

This Proxy Statement, along with the Company’s 2016 Annual Report and Annual Report on Form 10-K are available free of charge on the following website: www.proxyvote.com

NEW ULM TELECOM, INC
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 25, 2017

QUESTIONS AND ANSWERS

What is the purpose of this Proxy Statement?

This proxy statement is being made available to shareholders beginning on or about April 17, 2017 for the solicitation of proxies for the Annual Meeting of Shareholders and any adjournment thereof, to be held commencing at 10:00 a.m., Thursday, May 25, 2017 at the New Ulm Event Center, located at 301 20th Street South, New Ulm, Minnesota.

Who can vote?

Record holders of the Company’s common stock at the close of business on April 5, 2017 are entitled to vote at this Annual Meeting. Shareholders are entitled to one vote for each share held on the April 5, 2017 record date. On that date, there were 5,147,397 shares outstanding. In addition, shareholders have the right to cumulate votes in the election of Directors, as described on page 6.

How do I vote?

Registered Shareholders. If your shares are registered in your name, you may vote in person or by proxy. If you decide to vote by proxy, you may do so in ONE of the following three ways:

·

By Internet – You may vote using the Internet at the website www.proxyvote.com. You can transmit the voting instructions via electronic delivery of the information up until 10:59 p.m., Central Daylight Time, the day before the Annual Meeting, or May 24, 2017. Use the proxy card when accessing the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

·

By telephone – You may vote by using the toll-free telephone number, 1-800-690-6903. Using a touch-tone telephone, you can transmit the voting instructions up until 10:59 p.m., Central Daylight Time, the day before the Annual Meeting, or May 24, 2017. Use the proxy card when you call and follow the instructions provided.

·

By mailing – You may vote your shares by marking, signing, dating and returning your Proxy Card in the postage paid envelope provided, addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards must be received by Broadridge on or before May 24, 2017.

The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Whether you choose to vote over the Internet, by telephone or by mail, you can specify whether your shares should be voted for either both, either or, or neither of the two nominees for Director. You can specify whether you want to vote for or against, or abstain from voting for, the ratification of the appointment of the independent registered public accounting firm. You can also specify whether you want to vote for or against, or abstain from voting for, the ratification of the 2017 Omnibus Stock Plan. If you make these specifications, your shares will be voted as you direct. If you sign, date and return your Proxy Card, but do not specify how you want to vote, your shares will be voted FOR the election of all Director Nominees, FOR the ratification of the appointment of the independent registered public accounting firm and FOR the approval of the 2017 Omnibus Stock Plan.

Beneficial Owners/Nominee Shares. If your shares are held by a bank, broker, trustee or some other nominee that entity will give you separate voting instructions. If you do not provide voting instructions to your nominee, your shares will not be voted in the election of Directors or the other proposals.

Registered shareholders and beneficial owners of shares held in street name may also vote in person at the Annual Meeting. If you are a registered shareholder and attend the Annual Meeting, you may deliver your completed proxy card in person. Additionally, written ballots will be available for any shareholder that wishes to vote in person at the Annual Meeting. Beneficial owners of shares held in registered name who wish to vote at the Annual Meeting will need to obtain a legal proxy from the entity that holds their shares.

The persons named as proxies are Board members who are not currently standing for election. If any other matters are properly presented for action at the Annual Meeting, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting in that capacity, will have discretion to vote on these matters in accordance with their best judgment.

The notice of the Annual Meeting, this proxy statement and related proxy card are being mailed to shareholders on or about April 17, 2017.

May I change my vote?

Your proxy may be revoked at any time before it is voted. You may change your vote after you submit your proxy card by:

·

Sending a written notice addressed to the Chief Executive Officer (CEO) of the Company, which must be received prior to the Annual Meeting, stating that you want revoke your proxy;

·

Submitting a new completed proxy card to the CEO of the Company, which must be received prior to the Annual Meeting and contain a later date than the previously submitted proxy;

·

Entering later-dated telephone or Internet voting instructions, which will automatically revoke the earlier proxy; or

·

Attending the Annual Meeting and voting in person and informing the Secretary of the Company that you are revoking your proxy. Attendance of a shareholder at the Annual Meeting will not automatically revoke any proxy previously submitted.

Who is soliciting proxies?

The enclosed proxy is being solicited by the Board and the Company will pay the cost of the solicitation, including preparing, assembling and mailing the proxies and solicitation materials. The Company is soliciting proxies principally by mail. In addition, the Directors, Officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no financial consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of the shares of the Company common stock held as of the record date and will reimburse these persons for their reasonable expenses so incurred.

When are shareholder proposals due for the next Annual Meeting?

Shareholders who want to have their proposals considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting of Shareholders must submit their proposals to the Company no later than December 18, 2017.

Shareholder suggestions for Directors

The Company’s Corporate Governance Committee will consider shareholder suggestions for nominees for election to the Company’s Board if these suggestions are in writing and include biographical data and a description of the nominee’s qualifications. These suggestions must also be accompanied by the written consent of each nominee and can be mailed to the Corporate Governance Committee, New Ulm Telecom, Inc., Attention: Corporate Secretary, 27 North Minnesota Street New Ulm, Minnesota 56073. These suggestions must be received by the Corporate Secretary no later than December 18, 2017.

Quorum, Abstentions, and Broker Non-Votes

The presence, in person or by proxy, of the shareholders of thirty-five percent of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of Company business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by that proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of that matter.

If a properly executed proxy that is returned by a broker holding shares in street name indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, these shares will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to those matters.

PROPOSAL 1 – ELECTION OF DIRECTORS

There are currently seven Directors serving on the Board and each Director serves a three-year term. Two Directors will be elected at this Annual Meeting. The Board has nominated and recommends for election, James J. Seifert and Colleen R. Skillings. Mr. Seifert is a new candidate for Director and has agreed to stand for election. Ms. Skillings currently serves as a Director and has agreed to stand for re-election. Biographical information on each of the nominees is set forth on the following pages.

We recommend that each proxy vote in favor of these nominees. The Board believes that each named nominee will be able to serve, but if either nominee is unable to stand for election, the Board may designate a substitute. Shares represented by proxies may be voted for the substitute, but will not be voted for more than the two nominees.

Directors are elected by a plurality of the votes cast, i.e. the nominees receiving the greatest number of votes will be elected. For each share held, shareholders may cast one vote for each of the two Director positions to be filled at this Annual Meeting. Each shareholder entitled to vote also has the right to vote shares on a cumulative basis in the election of Directors by giving written notice of intent to do so to any Officer of the Company before the Annual Meeting, or to the presiding Officer at the Annual Meeting at any time before the election. If notice of this intent is given, the presiding Officer at the Annual Meeting will announce before the election of Directors that shareholders may vote their shares on a cumulative basis by multiplying the number of shares held by the shareholder by the number of Directors to be elected. Each shareholder then may cast that shareholder’s votes for one candidate or may distribute the votes among any number of candidates.

If no shareholder provides a notice of such intent, the nominees who receive the affirmative vote of the holders of a plurality of the voting power of the shares present and entitled to vote at the Annual Meeting will be elected to serve on the Board. If any shareholder determines to vote on a cumulative basis and an individual other than the above-stated nominees has been nominated to serve as a Director, then the two nominees receiving the largest number of votes, taking into account cumulative voting, will be elected to serve on the Board.

Votes cast for a nominee will be counted in favor of election. Withheld votes and broker non-votes will not count either in favor of or against election of a nominee. The persons appointed as proxies in the accompanying proxy card will vote for the election of the Board’s nominees, unless authorization to do so is withheld.

Your Board recommends a vote FOR these nominees. Shares represented by proxy will be voted FOR the nominees, unless you specify otherwise in your voting instructions

BOARD OF DIRECTORS

Set forth on the following pages is biographical information on the two nominees for election and the other continuing Directors with unexpired terms of office. All information is given as of March 31, 2017, unless otherwise indicated. The following biographies set forth information, including business experience and memberships on other Boards pertaining to the nominees standing for election, as well as for other continuing Directors. Information concerning beneficial ownership of the Company’s common stock as of March 31, 2017 can be found on page 20. We are not aware of any arrangement or understanding pursuant to which any individual is to be selected as a Director or nominee. There are no familial relationships between any Director and Executive Officer.

The term of Duane D. Lambrecht, age 70, expires at the 2017 Annual Meeting of Shareholders. Mr. Lambrecht has served as a director since 1999. Per the Company by-laws, no individual is eligible to be appointed or elected as a Director after the age of 69. The Company expresses its appreciation for the years of service Mr. Lambrecht provided to the Company.

NOMINEES FOR ELECTION

To Serve a Three-Year Term Expiring In 2020

James J. Seifert

Term:	Mr. Seifert is currently a candidate to serve on the Board of New Ulm Telecom, Inc.

Recent Business Experience:

Mr. Seifert has served as Executive Vice President, General Counsel and  Corporate Secretary for Ecolab, Inc., a Fortune 200 Company, since October 2011. In that capacity, he is responsible for all legal, regulatory, government relations and safety matters. Ecolab does business in 170 countries.

Other Directorships:

Mr. Seifert currently serves as a board member for the Science Museum of Minnesota and is a past board member of Twin Cities Public Television, the Dean’s Advisory Council of the Humphrey School of Public Affairs at the University of Minnesota, the Dean’s Advisory Board at the University of St. Thomas Law School, Despatch Industries and Minnesota Job Skills Partnership Board. He is also past Chairman, Riverwood District, Northern Star Council, Boy Scouts of America.

Selection Criteria:

Mr. Seifert brings to the Board a rich and diverse background in public company governance, ethics, business strategy as well as a background in technology and innovation. Mr. Seifert has represented large public companies for thirty-two years and has extensive experience in government affairs and government relations, including service in the Minnesota House of Representatives where he was named first-term Legislator of the Year, was Vice-Chairman of the Civil Law Committee, and a member of the Health and Human Services Finance and Policy Committee and the Commerce Committee. He has a deep commitment to community service and has a long record of volunteering for non-profit organizations.

Age:	60

Colleen R. Skillings

Term:	Current term expires in 2017. Independent Director since 2014.

Recent Business Experience:

Since 2000, Ms. Skillings has served as the Chief Financial Officer (CFO) and Human Resources Director of Minnesota Valley Testing Laboratories, Inc. (MVTL). In her current position, Ms. Skillings oversees all of MVTL’s accounting, finance, financial planning, audit, tax, purchasing, human resources and information technology activities. In addition, she serves on MVTL’s Executive Team, which is responsible for the oversight and overall operations, and strategic planning of the company. Ms. Skillings maintains her Certified Public Accountant’s license. Prior to working at MVTL, Ms. Skillings was an Accounting and Auditing Manager for Biebl, Ranweiler, Christensen, Meyer, Thompson and Company and a Senior Auditor for the Office of the Legislative Auditor.

Company Committees:	Ms. Skillings serves as a member of the Corporate Governance Committee and Audit Committee.

Other Directorships:

Currently serves as Treasurer and Board member of the New Ulm Rotary Club; Board member for Oak Hills Living Center, New Ulm, Minnesota; President of Sunset Apartments; formally served as Chair for MBW, Inc.; Trustee and Finance Committee member for the Southern Minnesota Initiative Foundation; Community Advisory member for United Prairie Bank; New Ulm Chamber of Commerce and Treasurer for the Council for the Arts in New Ulm.

Selection Criteria:

Ms. Skillings brings 17 years of CFO experience and 15 years of public accounting experience to the Board. The Board has determined that Ms. Skillings satisfies the criteria adopted by the Securities and Exchange Commission (SEC) to serve as an “Audit Committee Financial Expert.” The Board believes that Ms. Skillings contributes to the Board and the Committees on which she servers with her business, CFO and public accounting firm experience.

Age:	55

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR

CONTINUING DIRECTORS

Perry L. Meyer

Term:	Current term expires in 2019. Independent Director since 1995.

Recent Business Experience:

Mr. Meyer currently serves on the Board of the Company. Mr. Meyer oversees all operations of a 2,500-acre diversified grain and livestock farm. Mr. Meyer serves as President of Steamboat Pork, a 1,500 head/sow farm started in 1998 by eight Nicollet and Sibley county farmers to produce isowean pigs.

Company Committees:	Mr. Meyer serves as the Chair of the Executive Committee and Chair of the Board. Mr. Meyer also serves as an Ex-officio member of the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Other Directorships:

Currently serves as a board member for Heartland Corn Products – past President and Secretary, Winthrop, Minnesota; Minnesota Valley Lutheran (MVL) High School Foundation – past Chair, New Ulm, MN; served as President, St. John’s Lutheran Church, New Ulm, MN, served as a board member for the Planning and Zoning Commission, City of New Ulm; Treasurer for Lafayette Township, Nicollet County, Minnesota; board member for New Ulm Rural Fire Association, New Ulm, Minnesota; MVL High School, New Ulm, Minnesota; New Ulm Area Foundation, New Ulm, Minnesota; Director/Board Secretary for Cenex Harvest States Soybean Processing, Mankato, Minnesota; Secretary/Treasurer of the Nicollet County Township Officer Association, Nicollet County, Minnesota; board member for Nicollet County Corn Growers, Nicollet County, Minnesota; and Director for CHS, Inc.

Selection Criteria:

Mr. Meyer brings to the Board his previous experience both on the Board of the Company and on other Boards, in particular his experience on the Heartland Corn Products Board. In addition to his Board experiences, Mr. Meyer is also an active member of the community, including his membership on the Planning and Zoning Commission for the City of New Ulm, Minnesota and as the Chair of the MVL High School Foundation. As an independent business operator and an active member of community organizations and business organizations, the Board believes that Mr. Meyer contributes to the Board and the Committees on which he serves, through the skill and expertise he has developed in his operation of a diverse grain and livestock farm, his knowledge and experience on other Boards, his perspective as an active community member and his prior Company Board experience.

Age:	62

Dennis E. Miller

Term:	Current term expires in 2018. Independent Director since 2009.

Recent Business Experience:

Mr. Miller currently serves on the Board of the Company. Mr. Miller served as the President and CEO of Midwest Wireless Holdings in Mankato, Minnesota, where he was responsible for strategic development, including consolidating partnerships; identifying, financing, acquiring and integrating new markets; integrating multiple network technologies; and innovating product development and deployment. Mr. Miller led Midwest Wireless from a start-up Company, culminating in successfully completing its sale to Alltel Wireless for $1.075 billion. Mr. Miller also served as Vice President of Minnesota Operations for Pacific Telecom Cellular, Appleton, Wisconsin, where he served as the senior state executive in Minnesota and was responsible for the development of 10 rural service areas for wireless services and developing business policies, practices and operations for businesses. Mr. Miller also has prior business experience in sales, including leading sales teams and developing sales and distribution programs and processes.

Company Committees:	Mr. Miller serves as Chair of the Compensation Committee and also serves as a as a member of the Executive Committee.

Other Directorships:

Served as a Board Member for Sensor International, a manufacturer of optic lenses to ophthalmologists; Coughlan Companies (Governance Committee Chair), a publishing firm, Mankato, Minnesota; Jordan Sands LLC, a Minnesota based mining firm and affiliate of Coughlin Companies; Member, CTIA – The Wireless Association Board of Directors (also serving on the Executive Committee, Treasurer and Chair of Small Operators Caucus); Member, Rural Cellular Association – past President; Member, Immanuel St. Joseph’s – Mayo Health System Board of Directors (including Vice Chair of regional Mayo owned and operated health system of clinics and hospitals, Compensation Committee Chair and Finance Committee); Chair, Technology Plus, Mankato, Minnesota; Member, Minnesota Telecom Alliance (Wireless Committee Chair).

Selection Criteria:

Mr. Miller brings to the Board his experience on the Board of the Company, his experience on other Boards and his wireless telecommunications experience. In addition, Mr. Miller served as Chair of the Southern Minnesota Initiative Foundation Leader’s Circle. Due to Mr. Miller’s extensive experience in the wireless telecommunications industry, his experience in regulatory and legislative affairs, at both the state and federal level, and his participation on business and industry Boards, the Board believes that Mr. Miller contributes to the Board and the Committees on which he serves.

Age:	57

Bill D. Otis

Term:	Current term expires in 2019. Director since 2016.

Recent Business: Experience:

Mr. Otis currently serves as the President and CEO of New Ulm Telecom, Inc. Mr. Otis joined the Company in 1979 as the Controller and became President and CEO in 1982. Under his guidance, New Ulm Telecom, Inc. has become a well-established communications company. During his tenure, Company revenues grew from $3.65 million in 1982 to $42.32 million in 2016 and New Ulm Telecom, Inc. currently has 10 offices and proudly serves 36 communities. He is a graduate of Winona State University with a Bachelor’s Degree in Accounting and Business Administration.

Company Committees:	Mr. Otis serves as a member of the Executive Committee.

Other Directorships:

Mr. Otis currently serves as Board Chair for Broadband Visions, LLC, Independent Emergency Services, LLC, Southern Minnesota Broadband, LLC, and Alliance Bank where he also is a member of the Senior Executive Committee and Audit Committee. Mr. Otis serves as a member of the Board for FiberComm, LC, and Minnesota Telecom Alliance. He also is a member of the National Telephone Cooperative Association Governance Advisory Committee. Mr. Otis’s past leadership roles include Chair of the Board of Hector Communications Corporation and Midwest Wireless, LLC; Board Member for OPASTCO, United States Telephone Association, Cellular 2000, Switch 2000, New Ulm Chamber of Commerce, Board of New Ulm Economic Development Corporation, United Way (New Ulm area) and Ducks Unlimited (local chapter).

Selection Criteria:

Mr. Otis brings more than 37 years of experience in the communications industry and has intimate knowledge of our Company and its history. Mr. Otis’s experience on other Boards and his extensive communication industry background, along with his numerous other leadership roles within the community qualifies him to serve on the Board of the Company. Mr. Otis’s experience in finance and operation management, merger and acquisition activities, development of collaborative initiatives and his years of executive leadership experience give Mr. Otis a wide-ranging perspective regarding New Ulm Telecom’s opportunities and challenges. The Board believes that Mr. Otis will contribute to the Board with his experience as the Company’s CEO and his vast knowledge of the communication industry.

Age:	59

Wesley E. Schultz

Term:	Current term expires in 2018. Independent Director since 2012.

Recent Business Experience:

Mr. Schultz currently serves on the Board of the Company. Mr. Schultz served as the CFO of Rural Cellular Corporation (RCC), headquartered in Alexandria, Minnesota. RCC, a wireless communications company, was listed among the 50 largest publicly traded companies in Minnesota prior to its sale to Verizon Wireless. Mr. Schultz was responsible for all accounting and financing activities, SEC filings and reporting, financial planning and analysis, treasury, budgeting, audit, tax, accounting, human resources, purchasing, insurance and the oversight of company-owned and leased office facilities nationwide.

Mr. Schultz was a senior management team member involved in major business decisions, developing and implementing strategic plans for growth and integrating its financial strategy. In addition to being the CFO, he was Executive Vice President and a member of the Board of Directors.

Prior to working at RCC, Mr. Schultz was the CFO for two companies where he led their initial public offerings: Spanlink, Inc. and Serving Software, Inc.

Company Committees:	Mr. Schultz serves as the Chair of the Audit Committee and serves as a member of the Compensation Committee.

Other Directorships:

Currently serves as a Board member for Geneva Capital, LLC, an equipment leasing company, Alexandria, Minnesota; served as a Board member for RCC, a wireless communications company, Alexandria, Minnesota; Professional Support Solutions, Inc., an IVR and CTI support solutions and integration company, Dublin, California and OrthoCor Medical, Inc., an innovator of devices utilizing pulsed electromagnetic frequency and thermal technologies to alleviate joint pain and minimize swelling, Minneapolis, Minnesota.

Selection Criteria:

Mr. Schultz brings to the Board his experience on the Board of the Company, 18 years of CFO experience, including 13 years of public company experience in the telecommunications industry, along with his background and experience in accounting and reporting. The Board has determined that Mr. Schultz satisfies the criteria adopted by the SEC to serve as an “Audit Committee Financial Expert.” The Board believes that Mr. Schultz contributes to the Board and the Committees on which he serves.

Age:	60

Suzanne M. Spellacy

Term:	Current term expires in 2018. Independent Director since 2012.

Recent Business Experience:

Ms. Spellacy currently serves on the Board of the Company. Ms. Spellacy is Vice President and General Counsel of Taylor Corporation, which operates more than 80 subsidiaries devoted to print services and marketing solutions and is one of the largest privately-held corporations in the country. Ms. Spellacy is responsible for the legal affairs of Taylor Corporation and its subsidiaries, which collectively have over 13,000 employees globally. Her role includes serving as General Counsel for the Minnesota Timberwolves Basketball Limited Partnership, which owns the Minnesota Timberwolves NBA team and the Minnesota Lynx WNBA team. Ms. Spellacy joined Taylor Corporation in 2000 and previously served as Vice President, Human Resources and Assistant General Counsel. Prior to joining Taylor Corporation, Ms. Spellacy was a shareholder in the Twin Cities law firm of Winthrop and Weinstine, P.A. and received her law degree from the University of Minnesota in 1992.

Company Committees:	Ms. Spellacy serves as a member of the Compensation Committee and Corporate Governance Committee.

Other Directorships:

Served as a Board member for Southern Minnesota Advocates; Minnesota Job Skills Partnership Board; Greater Mankato Early Learning Initiative – also served as President; Greater Mankato YMCA – served as Board Member and Finance Committee Member; Loyola Catholic School Board of Trustees; Loyola Catholic School Board.

Selection Criteria:

Ms. Spellacy brings to the Board her experience on the Board of the Company, 25 years of legal and business experience, including experience with business transactions, mergers and acquisitions, executive compensation, employee benefits, employment law and other legal matters. Ms. Spellacy gained experience in state policy and legislative affairs by serving as the Governor’s business representative on the Minnesota Job Skills Partnership Board. She has been an active member of the community and brings her leadership skills from service with many community organizations, including her role as a founding board member and first board chair for the Greater Mankato Early Learning Initiative, a collaborative effort between business, education and non-profits. The Board believes that Ms. Spellacy contributes to the Board and the Committees on which she serves.

Age:	51

CORPORATE GOVERNANCE

Director Independence

Six of the Company’s seven current Directors have met the criteria for independence under the rules of the SEC and Rule 5605(a)(2) of NASDAQ. Mr. Otis serves as President and CEO of the Company and is not independent under these rules. Mr. Otis receives no additional compensation for serving as a Director.

Director Qualifications

            Criteria for Membership

The Company’s Corporate Governance Committee is responsible for annually reviewing the composition of the Board for desired skills and characteristics of Directors, as well as the composition of the Board as a whole.

            Terms, Limitations and Retirement

All Directors are elected to three-year terms. The Board does not believe it should establish a limit on the number of times that a Director may stand for election. To ensure that the Board of the Company is made up of individuals who are active in the business, agriculture, professional or working life of the community, our By-Laws state that it is in the best interest of the Company that age limits are set for members of the Board. No individual is eligible to be appointed or elected as a Director after attaining the age of 69.

            Ownership of Company Stock

                        All Directors are required to own common stock of the Company.

Selecting Nominees for Election to the Board

The Corporate Governance Committee is the standing committee responsible for recommending to the full Board the nominees for election as directors at our annual shareholder meetings. The Company’s Bylaws call for the Board to then select nominees to stand for election. In making its recommendations, the Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board, and works with management in attracting candidates with those qualifications. Although the Committee does not have a formal policy regarding diversity, the Committee seeks to provide the Board prospective nominees that reflect diversity in background, education, gender, business experience, skills, business relationships and associations, and other factors that would contribute to the Board’s governance of the Company.

Other Board Information

            Frequency of Meetings

The Board typically holds twelve regularly scheduled meetings per year. If necessary, special meetings of the Board are held as determined by the Board.

            Annual Evaluations

The Corporate Governance Committee conducts, or causes to be conducted, annual evaluations to assess the Board’s performance and composition.

Executive Sessions of Independent Directors

The Company’s independent Directors (all members of the Board other than Mr. Otis) regularly meet in executive sessions (without members of management present).

Committees

The Board has four standing Committees: (i) Audit; (ii) Compensation; (iii) Corporate Governance; and (iv) Executive.

CEO and Management Succession

The Corporate Governance Committee conducts periodic reviews to assess the succession planning for the Company’s Executive Officers. In the event of the loss of the CEO or any other Executive Officer, the Board would determine how to implement the existing succession plan and, in the case of the CEO, determine interim management of the Company.

Review and Access to Guidelines

The Corporate Governance Committee reviews the Company’s Corporate Governance Policy annually, and if deemed appropriate, recommends amendments to the Board.

Communication with the Board

The Board has implemented a process by which Company shareholders may send written communications to the Board’s attention. Any shareholder desiring to communicate with the Board, or one or more of its Directors, may send a letter addressed to:

New Ulm Telecom, Inc.
             Attention: Corporate Secretary (Board Matters)

27 North Minnesota Street

New Ulm, Minnesota  56073

The Board has instructed the Corporate Secretary to promptly forward all communications received to the full Board or the individual Board members specifically addressed in the communication, without first screening those communications.

The Company encourages all of its Directors and Officers to attend the Annual Meeting of Shareholders. All seven of the Company’s current Directors attended the Company’s 2016 Annual Meeting of Shareholders.

Code of Business Conduct

We have adopted a Code of Business Conduct and Ethics that applies to all Directors, Executive Officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Code of Business Conduct and Ethics includes the following principles related to the Company Directors, Executive Officers and employees:

●    Act with honesty and integrity;

●    Promote full, fair, accurate, timely and understandable disclosures in reports and documents filed with the SEC and other public communications;

●    Comply with laws, rules and regulations of governments and their agencies;

●    Respect the confidentiality of information acquired in the course of performing work for the Company, except when authorized or otherwise legally obligated to disclose the information; and

●    Do not use confidential information of the Company for personal advantage or for the benefit of acquaintances, friends or relatives.

The Code of Business Conduct and Ethics is publically available by selecting the “About” tab drop down box and clicking on the “Investors” link on the Company’s website at www.nutelecom.net. We intend to disclose (i) any amendments to, or (ii) waivers from, the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions or with respect to the required elements of the Code of Business Conduct and Ethics, by disclosing the amendment or waiver on this website.

Risk Oversight

The Board and each Committee are involved in overseeing risk associated with the Company and its operations. The Board and Audit Committee monitor the Company’s credit risk, liquidity risk and regulatory risk through regular reviews with management, external auditors and other advisors. In its periodic meetings with management and the Company’s independent registered public accounting firm, the Audit Committee discusses the scope and plan for the audits and includes management in its review of accounting and financial controls, assessment of business risks, and legal and ethical compliance programs. The Board and the Corporate Governance Committee monitor the Company’s governance and succession risk through regular reviews with management and outside advisors. The Board and the Compensation Committee monitor the Company’s compensation and benefit policies and related risks through regular reviews with management and the Committee’s outside advisors. The Board and its Executive Committee monitor operational risk and enterprise risk by monitoring the Company’s overall strategic goals and objectives with management and the Board, and review and consider merger, acquisition and growth opportunities for recommendation to the Board. The Board as a whole monitors any potential for reputation risk.

Board Leadership

The Company’s governance policy states that the Board Chair must be an independent director, which creates a separation of the roles between the CEO and Chair of the Board. The Board feels that this structure ensures a greater role for the Chair, together with the active participation of the other independent Directors, in setting agendas and establishing Board priorities and procedures.

THE BOARD OF DIRECTORS AND COMMITTEES

Board of Director Committees

The Board consists of seven members with staggered terms of three years. The Board typically holds regular monthly meetings and several special meetings. It has established the following Committees: (i) Audit Committee; (ii) Compensation Committee; (iii) Corporate Governance Committee; and (iv) Executive Committee. Committee Charters can be viewed on the Company’s website at www.nutelecom.net. The Chair of the Board is an ex-officio member of all Committees. The Board held 12 regular and 2 special meetings in 2016. All Committees met as required and each Director attended 75% or more of the Board meetings and applicable Committee meetings.

Corporate Governance Committee

Members of the Corporate Governance Committee are Duane D. Lambrecht (Chair), Colleen R. Skillings, and Suzanne M. Spellacy. The Corporate Governance Committee is responsible for reviewing, addressing and making recommendations to the Board on matters pertaining to appropriate governance standards (including the Board’s nominating process and succession planning). Committee responsibilities include:

·          Develop and recommend governance principles applicable to the Company and to the Board;

·          Oversee the evaluation of the Board and its Committees;

·          Make recommendations to the Chair and the Board as to composition of all Board Committees;

·         Maintain shareholder relations efforts;

·         Develop, maintain and implement a board-approved nomination process for seats on the Company’s Board, although the ultimate decision for nominations rests with the entire Board;

·         Ensure appropriate succession planning is in place for both senior management and members of the Board;

·         Ensure Board and Committee assessments are completed; and

·         Identify and recommend Board educational opportunities from the completed assessments.

Board policy requires consideration of candidates for Director positions as recommended by shareholders, if the persons recommended are qualified to serve on the Board. The Board may elect not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase its size. In order for a Director candidate to be considered for nomination at the Annual Meeting of Shareholders, the recommendation must be received by the Company as provided under “Shareholder Proposals for 2018 Annual Meeting” on page 39.

The Corporate Governance Committee held four meetings in 2016.

Audit Committee

Members of the Audit Committee are Wesley E. Schultz (Chair), Duane D. Lambrecht and Colleen R. Skillings. All members of the Audit Committee are independent as defined in Rule 5605(a)(2) of the NASDAQ's listing standards. Each member of the Audit Committee is financially literate and two members of the Committee have accounting or related financial management expertise. The Board has determined that Wesley E. Schultz (Chair of the Audit Committee) and Colleen R. Skillings, satisfy the criteria adopted by the SEC to serve as “Audit Committee Financial Experts.”

The Audit Committee is responsible for overseeing the Company’s accounting procedures, financial reporting processes and internal controls and audit. It consults with management and the independent registered public accounting firm on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company’s independent registered public accounting firm and evaluates that firm’s qualifications, performance and independence. The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent registered public accounting firm.

The Audit Committee held five meetings in 2016. The Report of the Audit Committee is included on pages 29-30 of this proxy statement.

Compensation Committee

Members of the Compensation Committee are Dennis E. Miller (Chair), Wesley E. Schultz and Suzanne M. Spellacy. The Compensation Committee’s duties include evaluating employee compensation and benefit plans as well as staffing. The Compensation Committee also makes recommendations pertaining to the compensation of Directors.

The Compensation Committee held five meetings in 2016. The Report of Compensation Committee on Executive Compensation is included on pages 27-28 of this proxy statement.

Executive Committee

Members of the Executive Committee are Perry L. Meyer (Chair), Dennis E. Miller and Bill D Otis. In addition, the company’s Chief Operating Officer (COO) and CFO are also members of the Executive Committee. This Committee is responsible for carrying out the Board’s overall responsibility with respect to: (i) exercising the Board’s authority when the Board is not in session; (ii) discussing Board agenda topics beyond those on the Consent Agenda; (iii) conducting strategic planning; (iv) considering the Company’s merger, acquisition and growth opportunities; (v) monitoring the status of any litigation and making recommendations to the Board and (vi) implementing Board member education based on input given by the Corporate Governance Committee and other committees.

The Executive Committee held three meetings in 2016.

NON-EMPLOYEE DIRECTOR COMPENSATION

On February 28, 2012, our Board adopted the New Ulm Telecom, Inc. Director Stock Plan (the 2012 Plan). The 2012 Plan was subsequently approved by the Company shareholders on May 31, 2012 and became effective on that date. Under the Plan, the Board (or a Committee) has the power to designate a portion of the Director’s retainer that will be paid in Company common stock. Each Director has the ability to designate an additional percentage of his or her retainers to be paid in Company common stock. For the director terms that began after the 2016 Annual Meeting of Shareholders, the Board determined that 50% of each Director’s retainer would be paid in Company common stock, and each director had the ability to designate an additional percentage of his or her retainer, up to a maximum of 100% of the retainer, to be paid in Company common stock. In 2016, each Director was paid an annual retainer of $20,000. In addition, Directors received $1,000 for each Board and Committee meeting they attended. The Chair of the Board, who is not an employee of the Company, receives an additional annual retainer of $12,000. The Audit Committee Chair, who is not an employee of the Company, receives an additional annual retainer of $7,500. The Compensation Committee Chair, who is not an employee of the Company, receives an additional annual retainer of $5,000.

Under Board policy for non-employee Director Compensation established May 26, 2009, a Director who serves at least three full terms (nine years) is entitled to receive as compensation three times the Board annual retainer in effect at the time of separation from the Board. A Director who serves full terms beyond the initial three terms is entitled to receive additional compensation of one-half times the annual Board retainer in effect at the time of separation for each additional full term served, not to exceed three additional terms. Separation includes retirement, resignation, death, disability or change of corporate ownership. This compensation to Directors will generally be paid within sixty days of the Director’s separation from the Board, and otherwise in accordance with Section 409A of the Internal Revenue Code. The Company’s future obligations under this policy as of December 31, 2016 were $170,000. The Company developed this policy with the assistance of Organizational Concepts International (OCI), an outside compensation consultant, in an effort to remain competitive in attracting and retaining outside Directors. The decision to engage OCI was made by the Compensation Committee.

The following table shows the compensation paid or accrued to each of the Company’s Directors in 2016:

2016 DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Stock ($) (1)	All Other Compensation ($) (2)

Name				Total ($)

Perry L. Meyer	$30,005	$19,997	$-	$50,002
James P. Jensen (3)	10,000	-	-	10,000
Duane D. Lambrecht	32,002	9,998	-	42,000
Dennis Miller	28,604	19,997	-	48,601
Wesley E. Schultz	31,505	19,997	-	51,502
Colleen R. Skillings	33,002	9,998	-	43,000
Suzanne M. Spellacy	34,002	9,998	-	44,000

(1)    As noted above, under the “New Ulm Telecom, Inc. Director Stock Plan,” all non-employee directors receive a portion of their board compensation in Company stock and have the ability to elect to have an additional amount paid in Company stock. All shares vest on the date of issuance. The value shown is the number of shares awarded valued at the market price on their grant dates, in all cases computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)    The amount listed in the All Other Compensation column represents the change in the non-employee Director Compensation policy value accruing to each Director for future payment under the Company’s Director Separation policy dated May 26, 2009.

(3)    Mr. Jensen’s term ended at the 2016 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table includes information regarding beneficial ownership of the Company’s common stock as of March 31, 2017 by (a) each person who beneficially owns five percent or more of our common stock; (b) each Director and nominee for Director; (c) each Named Executive Officer and (d) all Directors and Executive Officers as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as noted below, we know of no agreements among our shareholders that relate to voting or investment power with respect to our common stock.

The Company’s Articles of Incorporation restrict any one individual or entity from beneficially owning more than seven percent of the outstanding capital stock of the corporation. Specific details of this restriction are contained in Article III of the Company’s Articles of Incorporation.

	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Name and Address of Beneficial Owner

Gabelli Asset Management, Inc. (3).
One Corporate Center, Rye, New York 10580-1435	310,348	6.0%
Private Management Group, Inc. (4)
15635 Alton Parkway, Suite 400, Irvine, California 92618	297,044	5.8
Ruth B. Wines, Trustee of the Ralph K. Wines &
Ruth B. Wines Family Trust (5)	274,320	5.3
216 Apolena, Newport Beach, California 92662
Bill D. Otis	216,724	4.2
Perry L. Meyer (6)	62,018	1.2
Dennis E. Miller	19,417	*
Wesley E. Schultz	14,167	*
Duane D. Lambrecht (7)	7,833	*
Suzanne M. Spellacy	6,883	*
Barbara A.J. Bornhoft	6,274	*
Colleen R. Skillings	4,067	*
Curtis O. Kawlewski	3,298	*
James J. Seifert	100	*
All nominees, Directors and Executive Officers as a group (10 persons) (8)	340,781	6.6%

_________________

* Represents less than 1.0%

(1)     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities "beneficially owned" by a person may include: securities owned by or for, among others; the spouse, children or certain other relatives of such person, as well as other securities, as to which the person has, or shares voting, or investment power, or has the option to acquire within 60 days. Unless otherwise indicated, the address of each shareholder is: c/o New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota 56073.

(2)     Percentage of beneficial ownership is based on 5,147,397 shares outstanding as of March 31, 2017.

(3)     Based on a Schedule 13D filed with the SEC on September 16, 2016. The aggregate number of shares includes 169,448 shares held by Gabelli Funds, LLC, 57,500 shares held by Teton Advisors, Inc., 50,400 shares held by ICTC Group Inc. and 33,000 shares held by GAMCO Asset Management Inc.

(4)     Based on a Schedule 13G filed with the SEC on December 31, 2016.

(5)     Based on a Schedule 13G filed with the SEC on May 14, 2010.

(6)     Includes 62,018 shares held by the Perry L. Meyer Living Trust.

(7)     Includes 250 shares owned by Mr. Lambrecht’s spouse.

(8)     Includes 250 shares owned by the spouses of Directors and Executive Officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows compensation paid to or earned by the CEO, COO and CFO “Named Executive Officers” during 2016. For more information regarding the Company’s salary policies and executive compensation plans, please review the information under the caption “Report of Compensation Committee on Executive Compensation,” on pages 27-28.

				Non-Equity Incentive Plan Compensation ($) (b)
			Stock Awards ($) (a)		All Other Compensation ($) (c)

Name and Principal Position	Year	Salary ($)				Total ($)

Bill D. Otis	2016	290,000	30,430	30,432	32,432	383,294
President and CEO	2015	284,000	28,978	28,981	32,051	374,010

Barbara A.J. Bornhoft	2016	186,700	14,694	14,698	21,739	237,831
Vice President/COO	2015	180,400	13,807	13,810	20,466	228,483
and Corporate Secretary

Curtis O. Kawlewski	2016	173,250	13,634	13,641	10,857	211,382
CFO	2015	165,000	12,626	12,634	11,274	201,534

(a) As noted below, under "Cash/Common Stock-Based Incentive Compensation," Company Executive Officers are
required to receive 50% of their incentive compensation earned in Company Common Stock in lieu of cash. The value shown is the number of shares awarded valued at the market price on their grant dates, in all cases computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(b) All amounts shown for 2016 under "Non-Equity Incentive Plan Compensation" were earned in 2016 under the
2006 Management Incentive Plan, as in effect in 2016. These amounts were paid in 2017.
(c) Represents taxable fringe benefits and contributions made by the Company under its 401(k) plan.

Grants of Plan-Based Awards in 2016

The following table sets forth information relating to potential plan-based awards in 2016 for Named Executive Officers under the 2006 Management Incentive Plan (MIP), as amended:

	Potential Payouts Under Incentive Plan Awards (1)
	Threshold	Target	Maximum
Name	($)	($)	($)

Bill D. Otis	29,000	58,000	116,000

Barbara A. J. Bornhoft	14,003	28,005	56,010

Curtis O. Kawlewski	12,994	25,988	51,976

(1)     Represents awards that may have been earned during 2016 by the Named Executive Officers under the Company’s 2006 MIP as amended. For actual award amounts earned and paid under all Company plans, please see the Summary Compensation Table columns entitled “Stock Awards” and “Non-Equity Incentive Plan Compensation” and related footnotes above. For explanation of this plan, refer to the description on page 24 of this proxy statement under the heading “Cash/Common Stock-Based Incentive Compensation.”

Options and Warrants

The Company did not issue any options or warrants to Named Executive Officers during 2016 and had no options or warrants outstanding as of December 31, 2016.

Employment Agreements

CEO Bill D. Otis. Mr. Otis and the Company entered into an employment agreement in July 2006 that provides (i) for an annual base salary and (ii) that Mr. Otis would be eligible for incentive compensation under the New Ulm Telecom MIP in the form of a cash incentive (Annual Incentive Award) on an annual basis. The base salary for Mr. Otis has not been set for 2017 and remains at $290,000. The target incentive payout for Mr. Otis is set at 20% of his base salary. The maximum incentive award payable under the plan is 40% of base salary (2 times the target). The minimum incentive award payable under the plan is $0.

Under the employment agreement, as amended in March 2012, upon termination of Mr. Otis’ employment by the Company without cause or by Mr. Otis for good reason, Mr. Otis would receive 2.99 years of base salary at the annualized rate of pay at termination. Upon a change-in-control transaction, if the employment of Mr. Otis is terminated by the Company without cause or by Mr. Otis for good reason within 12 months of the change-in-control transaction, Mr. Otis would receive a lump sum payment equal to 2.99 years of base salary at the annualized rate of pay at termination. This amount would have been equal to $867,100 at December 31, 2016, based on the employment agreement that was in effect at that time.

COO Barbara A.J. Bornhoft. Ms. Bornhoft and the Company entered into an employment agreement in July 2006 that provides (i) for an annual base salary and (ii) that Ms. Bornhoft would be eligible for incentive compensation under the New Ulm Telecom MIP in the form of an Annual Incentive Award. The base salary for Ms. Bornhoft has not been set for 2017 and remains at $186,700. The target incentive for Ms. Bornhoft is 15% of her base salary. The maximum incentive award payable under the plan is 30% of base salary (2 times the target). The minimum incentive award payable under the plan is $0.

Under the employment agreement, as amended in March 2012, upon termination of Ms. Bornhoft’s employment by the Company, without cause or by Ms. Bornhoft for good reason; Ms. Bornhoft would receive 24 months of base salary at the annualized rate of pay at termination. Upon a change-in-control transaction, if Ms. Bornhoft is terminated by the Company without cause or by Ms. Bornhoft for good reason within 12 months of the change-in-control transaction, Ms. Bornhoft would receive a lump sum payment equal to 24 months of base salary at the annualized rate of pay at termination. This amount would have been equal to $373,400 at December 31, 2016, based on the employment agreement that was in effect at that time.

CFO Curtis O. Kawlewski. Mr. Kawlewski and the Company entered into an employment agreement in March 2012 that provides (i) for an annual base salary and (ii) that Mr. Kawlewski would be eligible for incentive compensation under the New Ulm Telecom MIP in the form of an Annual Incentive Award. The base salary for Mr. Kawlewski has not been set for 2017 and remains at $173,250 for 2017. The target incentive for Mr. Kawlewski is 15% of his base salary. The maximum incentive award payable under the plan is 30% of base salary (2 times the target). The minimum incentive award payable under the plan is $0.

Upon termination of Mr. Kawlewski’s employment by the Company without cause or by Mr. Kawlewski for good reason, Mr. Kawlewski would receive 12 months of base salary at the annualized rate of pay at termination. Upon a change-in-control transaction, if Mr. Kawlewski is terminated by the Company, without cause or by Mr. Kawlewski for good reason within 12 months of the change-in-control transaction, Mr. Kawlewski would receive a lump sum payment equal to 12 months of base salary at the annualized rate of pay at termination. This amount would have been equal to $173,250 at December 31, 2016, based on the employment agreement that was in effect at that time.

COMPENSATION POLICY

The Compensation Committee, which is comprised solely of Independent Directors, is responsible for evaluating and monitoring the Company’s general compensation policies and compensation plans, as well as the specific compensation levels for Executive Officers, including our CEO. The Compensation Committee reviews and recommends annual base salary levels and annual cash award opportunity levels for each Named Executive Officer to the Board.

General Compensation Philosophy

Under the supervision of the Board, the compensation philosophy is designed to:

·         Attract and retain well-qualified executive talent;

·         Tie annual cash incentives to achievement of measurable corporate performance objectives; and

·         Align executive incentives with shareholder value creation.

To achieve these objectives, the Compensation Committee implemented and maintains a compensation plan that ties a significant portion of an executive’s overall compensation to the Company’s financial performance. Overall, the total compensation opportunity is intended to create an executive compensation program that is set competitively compared to similar-sized companies, particularly telecommunication companies.

Each Executive Officer’s compensation package is generally comprised of three elements:

·       Base salary and fringe benefits, which reflects an individual’s qualifications, scope of responsibilities, experience level, expertise, performance and contribution to the Company’s financial results;

·       Cash/common stock-based incentive compensation tied to measurable targets of the Company’s overall success; and

·       The Company’s qualified 401(k) plan, in which the executives participate.

The Executive Officers were not present during, and did not participate in, deliberations or decisions involving their own compensation during 2016. While Executive Officers do not play a role in setting their own compensation, the Company’s CEO does make recommendations to the Compensation Committee concerning individual performance of other Executive Officers.

As required by Section 14A of the Securities Exchange Act of 1934, the Company proposed an advisory vote to the shareholders approving executive compensation at the May 26, 2016 New Ulm Telecom, Inc. annual meeting. This proposal, commonly known as a “say-on-pay” proposal, gave the Company shareholders the opportunity to express their views on the Company’s Named Executive Officers’ compensation. The Company shareholders approved the proposal with 2,531,599 votes for, 287,803 votes against, 100,386 abstentions and 762,754 broker non-votes. While this vote was advisory, and was not binding on the Compensation Committee or the Board, it did provide valuable information to the Compensation Committee and the Board in setting the Company’s general compensation policies and compensation plans for the Company’s Named Executive Officers.

As required by Section 14A of the Securities Exchange Act of 1934, the Company also proposed an advisory vote to the shareholders at the May 26, 2016 New Ulm Telecom, Inc. annual meeting on the frequency of future advisory votes on the Company’s Named Executive Officers’ compensation. The Company asked the shareholders whether they would prefer an advisory vote on Named Executive Officers’ compensation every year, every two years, or every three years. The Company shareholders approved the vote for every three years with 1,854,471 for the three-year selection compared to 863,786 votes for every one-year, 94,220 votes for every two years, 107,311 abstentions and 762,754 broker non-votes. The Board adopted the recommendation of the shareholders and is holding another advisory vote to approve executive compensation at the 2019 Annual Meeting of Shareholders.

Base Salary

The level of base salary is established primarily on the basis of an executive’s qualifications and relevant experience; the scope of his or her responsibilities; the strategic goals that he or she manages; the compensation levels of Executive Officers at similar-sized companies, particularly telecommunications companies; the relationship between the executive’s performance and the Company’s results; and market rates of compensation required to retain qualified management. The Company believes that executive base salaries should be competitive with salaries at similar-sized companies. The Compensation Committee reviews the base salary of each executive annually and makes recommendations to the Board pertaining to any adjustments in base salary that (i) take into account the individual’s performance and any changes in the individual’s responsibility and (ii) are necessary or appropriate to  maintain a competitive salary structure.

Cash/Common Stock-Based Incentive Compensation

The Company engaged an outside consultant in 2005 to advise the Company on its development of Employee Incentive Plans for (i) employees other than Executive Officers and (ii) Executive Officers. Both plans were implemented in 2006. Payments on each plan were based on achievement of objectives of measurable corporate performance, with financial and customer-related targets. The financial targets included achievement of specified certain operating revenue and net income criteria based on the Company’s budget, while the customer service targets were based on several factors, including (i) “uptime” (the amount of time that the Company’s phone, cable and Internet services were available to customers) and restoration time (the ability of the Company to restore service when an interruption occurs); (ii) customer retention and (iii) customer service (derived from customer service data).

On May 28, 2015, the shareholders of New Ulm Telecom, Inc. approved the New Ulm Telecom, Inc. 2015 Employee Stock Plan (2015 Plan). The purpose of the 2015 Plan is to enable the Company and its Subsidiaries to attract and retain employees by aligning the financial interests of these individuals with the other shareholders of the Company. The Plan provides for the issuance of Company Common Stock upon the attainment of objectives under the Company’s 2006 Employee Incentive Plans, as amended. Under the 2015 Plan, each qualified employee of the Company may elect to receive up to 50% of their incentive compensation earned under the 2006 Employee Incentive Plans in Company Common Stock in lieu of cash. The Board subsequently determined that the Company’s Executive Officers would receive 50% of their incentive compensation earned in Company Common Stock in lieu of cash.

The Executive Officer potential awards under the 2006 MIP, as amended, and in effect in 2016, were as follows:

Position	Target Award	Maximum Award
CEO	20% of base salary	40% of base salary
COO	15% of base salary	30% of base salary
CFO	15% of base salary	30% of base salary

The award formula was weighted according to each of the percentages listed below.

OIBITDA                                 60%

Operating Revenue                   25%

Customer Service                     15%

Total                                        100%

OIBITDA is defined as operating income excluding depreciation and amortization.

Substantially all of NU Telecom’s 145 full-time equivalent employees were eligible to participate in the Company’s 2016 Incentive Plan. Under the 2006 MIP, as in effect for 2016, the OIBITDA target was $14,871,998, the operating revenue target was $43,065,365 and the customer service target was 100%. The Company achieved OIBITDA of $15,172,826, revenue of $42,319,146 and a customer service rating of 100%.

On December 20, 2016, the Board amended the 2006 MIP to more closely align potential payouts to operating results. The Customer Service component has been eliminated. The amended award formula is now weighted according to the percentages below. The Board reserves the right to modify the calculations in the plan at its discretion. Reasons for modifications may include (but are not limited to) acquisitions or sales of businesses, below target financial performance and external economic factors. The amendment takes effect for the year starting after December 31, 2016.

OIBITDA                                 50%

Operating Revenue                   50%

Total                                        100%

Grants of Plan-Based Awards in 2017

The following table sets forth certain information concerning plan-based potential awards to be awarded to the Named Executive Officers below during the fiscal year ending December 31, 2017. This information is based on criteria contained in the 2006 MIP, as amended, and described above.

	Estimated Future Payouts Under Incentive Plan Awards (1)
	Threshold	Target	Maximum
Name	($)	($)	($)

Bill D. Otis	29,000	58,000	116,000

Barbara A.J. Bornhoft	14,003	28,005	56,010

Curtis O. Kawlewski	12,994	25,988	51,976

(1)     Although the Company operated this plan as a non-equity incentive plan prior to 2016, payments under this plan in 2017 based on 2016 performance were made 50% in Company stock.

Other Compensation Programs

The Company has a qualified 401(k) Retirement Savings Plan (Retirement Plan). The Named Executive Officers, along with other employees who made contributions to the Retirement Plan, receive matching contributions of 50% of every dollar, up to 6% of all eligible employee contributions. The Company matches a portion of employee contributions to the Retirement Plan in order to encourage employees to participate in their own retirement savings and to provide another competitive recruiting tool to attract and retain employees.

In addition, on February 24, 2017, the Board authorized the Company to make a discretionary corporate contribution of 3% of eligible compensation for all eligible employees to their respective 401(k) plan accounts for the fiscal year 2016 under the Company’s Retirement Plan.

Elements of Post-Termination Compensation

As noted above under “Employment Agreements,” our Employment Agreements with Mr. Otis, Ms. Bornhoft and Mr. Kawlewski contain change-in-control provisions. The Compensation Committee believes that severance and change-in-control arrangements for these Named Executive Officers aids in the recruitment and retention of Executive Officers and provides incentives for Executive Officers to grow our business and maintain focus on creating value for our shareholders. The Compensation Committee believes that providing protection to Executive Officers whose employment may be terminated in connection with a change-in-control transaction strikes an appropriate balance between the interests of our Executive Officers and the interests of others if a change-in-control transaction occurs.

Other than the stock awards earned under the 2016 Employee Stock Plan, the Company does not grant stock awards and does not have any pension plans or any nonqualified deferred compensation plans for its Executive Officers or employees. The Board has recommended for shareholder approval, however, the New Ulm Telecom, Inc. 2017 Omnibus Stock Plan. See Proposal 3 in this Proxy Statement.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The compensation program for the CEO and the Board is the responsibility of the Compensation Committee of the Board. The Compensation Committee is comprised of three independent members of the Board – Dennis E. Miller (Chair), Wesley E. Schultz and Suzanne M. Spellacy. The Compensation Committee oversees the Company’s compensation practices and establishes the principles and strategies that guide the design of compensation plans and benefit programs for all Company employees, and makes recommendations to the Board.

The following discussion describes the Company’s approach to executive compensation. The Compensation Committee retains the right to consider factors other than those set forth below in setting executive compensation levels for individual officers.

The 2016 compensation program consisted of two elements: (i) an annual base salary and (ii) a cash/common stock in lieu of cash based incentive under the Management Incentive Plan and the 2015 Employee Stock Plan. The Management Incentive Plan is designed to reward key executives for the Company’s annual success and to assist in the recruitment and retention of key executives. The Management Incentive Plan is also used to link total executive compensation to the Company’s financial performance.

Overall, the Company philosophy for its executive compensation program is to pay executives competitively compared to similar-sized companies, particularly telecommunications companies. The Compensation Committee considers Company performance and compensation levels of comparable companies when making its recommendations pertaining to annual base salaries and making awards under the Management Incentive Plan.

The Compensation Committee worked with a consultant to originally develop the Management Incentive Plan, which was effective beginning in the year 2006. The Company believes the Management Incentive Plan enables the Company to motivate its executive officers to achieve key financial and strategic objectives.

In 2015, upon Compensation Committee recommendation, the Board adopted and the Company’s shareholders approved the New Ulm Telecom, Inc. 2015 Employee Stock Plan under which employees participating in the Management Incentive Plan may elect to receive up to 50% of their short-term incentive paid in Company stock.

In 2016, the Compensation Committee engaged Grant Thornton to advise it on executive compensation. The decision to engage Grant Thornton was made by the Compensation Committee without management recommendation. As a result of the Grant Thornton analysis, the Compensation Committee decided to recommend the 2017 Plan to provide a long-term incentive for executive officers and other employees.

The Compensation Committee of the Board has reviewed and discussed with management the Executive Compensation discussion and analysis. Based on the review and discussions, the Compensation Committee recommended that the Board include the Executive Compensation discussion and analysis in the proxy statement.

In reviewing the CEO’s 2016 performance, the Compensation Committee determined that Mr. Otis’ total compensation package was aligned with the Company’s overall 2016 performance. The Compensation Committee also reviewed the compensation levels of executives in comparable companies, and determined that Mr. Otis’ salary and short-term incentive compensation was competitive within the industry, but concluded that the Company should adopt a long-term incentive program for executive officers and other key employees.

In addition, subject to foregoing comments about long-term incentive, the Compensation Committee believes that the Company’s compensation practices and compensation philosophy align executive interests with those of its shareholders by linking total executive compensation to the Company’s overall financial performance and as evidenced by the Shareholder approval of the “say-on-pay” proposal at the May 26, 2016 New Ulm Telecom, Inc. Annual Meeting of Shareholders.

Submitted by the Compensation Committee of the Board of Directors

Dennis E. Miller, Chair
Wesley E. Schultz
Suzanne M. Spellacy

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of three Directors: Wesley E. Schultz (Chair), Duane D. Lambrecht and Colleen R. Skillings. The Board has determined that each Audit Committee member is independent under applicable SEC rules. The Board has also determined that Mr. Schultz and Ms. Skillings are “Audit Committee Financial Experts,” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Audit Committee acts under a written charter that sets forth its responsibilities and duties as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.nutelecom.net.

During 2016, the Audit Committee met with the Company’s management at each of its regularly scheduled meetings. The Audit Committee also met with a representative from Olsen Thielen & Co., Ltd., the Company’s independent registered public accounting firm, at several of its meetings. Agendas for the Audit Committee’s meetings are established by the Chair of the Audit Committee in consultation with the CFO. At those meetings, the Audit Committee reviewed and discussed various financial and regulatory issues, accounting and financial management issues, developments in the accounting profession as well as a summary of anonymous reports received via the Company’s anonymous reporting process. The Audit Committee also had separate executive sessions from time to time. The Audit Committee provides reports of its activities at each regularly scheduled Board meeting.

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion and Analysis of Financial Condition and Results of Operations. As part of this review, the Audit Committee discusses these reports with the Company’s management and Olsen Thielen & Co., Ltd prior to the filing of each report with the SEC. In addition, the Audit Committee also reviews related matters, such as the quality of the Company’s accounting practices and alternative methods of accounting under generally accepted accounting principles in the United States, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

Management of the Company has the primary responsibility for the Company’s financial statements. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements. The responsibility of the Audit Committee is to oversee financial matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets periodically with representatives of Olsen Thielen & Co., Ltd. without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company.

The Audit Committee has also discussed with Olsen Thielen & Co., Ltd. that their firm is retained by the Audit Committee and that they must raise any concerns about the Company’s financial reporting and procedures directly with the Audit Committee.

In addition to its other duties described in the Committee’s Charter, the Audit Committee has:

·        Reviewed and discussed with the Company’s management and the independent registered public accounting firm, the audited financial statements as of December 31, 2016 and for the year then ended;

·        Discussed with Olsen Thielen & Co., Ltd., the matters required to be discussed by Statement on Auditing Standards No. 114, the Auditor’s Communication with Those Charged with Governance, as amended and as adopted by the Public Company Accounting Oversight Board (PCAOB); and

·        Received from the independent registered public accounting firm, the written disclosures and letter required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, and discussed their independence with them.

The Audit Committee has received written disclosures and a letter, required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence. The Audit Committee has also discussed with Olsen Thielen & Co., Ltd., its independence as it relates to the Company. The Audit Committee has concluded that Olsen Thielen & Co., Ltd. is independent with respect to the Company and its management.

The Audit Committee has reviewed and discussed the fees paid to Olsen Thielen & Co., Ltd. during the year ended December 31, 2016. The fees paid were for services related to the audit and other services and are included on page 31 under "Fees Billed and Paid to Independent Registered Public Accounting Firm."

The Audit Committee has adopted a policy that requires pre-approval of all services of Olsen Thielen & Co., Ltd. by the Audit Committee or the Chair of the Audit Committee. When services are pre-approved by the Chair of the Audit Committee, notice of this approval is given to the other members of the Audit Committee and presented to the full Audit Committee at its next scheduled meeting.

Based upon the review and discussions summarized above, together with the Committee’s other deliberations, the Audit Committee recommended to the Board that the audited financial statements of the Company, as of December 31, 2016 and for the year then ended, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 to be filed with the SEC.

Submitted by the Audit Committee of the Board of Directors

Wesley E. Schultz, Chair
Duane D. Lambrecht Colleen R. Skillings

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Services of Independent Registered Public Accounting Firm for 2016

Olsen Thielen & Co., Ltd. served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016. The Audit Committee of the Board appointed Olsen Thielen & Co., Ltd. as the independent registered public accounting firm for the Company beginning with the fiscal year ended December 31, 2008.

Fees Billed and Paid to Independent Registered Public Accounting Firm

The following is a summary of fees billed by Olsen Thielen & Co., Ltd. for professional services rendered for the fiscal years ended December 31, 2016 and 2015, respectively.

Fee Category	2016 Fees	2015 Fees
Audit Fees	$159,203	$162,381
Audit - Related Fees	6,500	6,350
Tax Fees	0	170
All Other Fees	15,188	29,064
Total Fees	$180,891	$197,965

Audit Fees

Audit fees are those billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

Audit-Related Fees

Audit-related fees billed for assurance and services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” The audit-related fees for 2016 and 2015 related to the audits of the Company’s employee benefit plan.

Tax Fees

Tax fees are those billed for professional services for tax compliance and tax advice.

All Other Fees

All other fees are those for products and services other than the services reported above. The fees billed for all other services paid in 2016 and 2015, respectively, were for general regulatory assistance. The Company typically does not engage its current independent registered public accounting firm directly for other fees or services.

Independence

The Audit Committee of the Board has determined that the provision of the non-audit services described above is compatible with maintaining the independence of the independent registered public accounting firm’s independence.

Audit Committee Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee annually approves the scope and fees payable for the year-end audit to be performed by the independent registered public accounting firm for the next fiscal year. The Audit Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm in order to ensure the provision of these services does not impair the independent registered public accounting firm’s independence. The Audit Committee does not delegate to management, its responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all services the Company received from Olsen Thielen & Co., Ltd. during the year ended December 31, 2016.

Appointment of Independent Registered Public Accounting Firm for 2017

Subject to ratification by the shareholders at the May 25, 2017 Annual Meeting, the Audit Committee of the Board has appointed Olsen Thielen & Co., Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its shareholders’ best interests.

Ratification of the appointment of Olsen Thielen & Co., Ltd. as the Company’s independent registered public accounting firm requires that a majority of the votes cast, whether in person or by proxy, be cast in favor of the proposal. Broker non-votes are counted in determining the votes present at a meeting for purposes of establishing a quorum, but are not considered votes cast and will not count either in favor or against the proposal. Abstentions are counted as present and entitled to vote for the purposes of determining a quorum, but are not counted for the purposes of determining whether shareholders have approved the matter. Therefore, if you abstain from voting on Proposal 2: Ratification of Olsen Thielen & Co., Ltd. as the Company’s Independent Registered Public Accounting Firm, it has the same effect as a vote against the proposal.

Representatives of Olsen Thielen & Co., Ltd. are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions from shareholders in attendance.

THE BOARD AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF OLSEN THIELEN & CO., LTD. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. SHARES REPRESENTED BY PROXY WILL BE VOTED “FOR” THIS PROPOSAL, UNLESS YOU SPECIFY A DIFFERENT CHOICE ON THE ACCOMPANYING PROXY CARD.

PROPOSAL 3 – APPROVAL OF THE NEW ULM TELECOM, INC. 2017 OMNIBUS STOCK PLAN

On February, 24, 2017, our Board adopted the New Ulm Telecom, Inc. 2017 Omnibus Stock Plan (the 2017 Plan) effective May 25, 2017, subject to shareholder approval. A copy of the 2017 Plan is attached to this proxy statement as Appendix A. The 2017 Plan permits stock incentive awards in the form of options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units, and other awards in stock or cash. The 2017 Plan permits the issuance of up to 625,000 shares of our Common Stock in any of the above stock awards.

Currently, the Company and its subsidiaries maintain two plans: the 2012 Director Stock Plan and the 2015 Employee Stock Plan. The 2012 Director Stock Plan (the 2012 Plan) provides that the Board (or a Committee) has the power to designate a portion of the Director’s retainer that will be paid in Company common stock and allows each Director to designate an additional percentage of his or her retainers to be paid in Company common stock. The 2015 Employee Stock Plan (the 2015 Plan) provides that employees who earn a cash bonus under the Company’s incentive plans may elect to receive up to 50% of their bonus amount in the form of Company common stock in lieu of cash. As of December 31, 2016, approximately 129,000 shares of common stock remain available for issuance under the 2012 Plan and 190,000 shares of common stock remain available for issuance under the 2015 Plan.

If the 2017 Plan is approved by shareholders, the 2012 Plan will be terminated and no further shares will be issued. Any future election by the Board to pay, or Directors to receive, a portion of Board retainers in stock will result in shares issued under the 2017 Plan. The 2015 Plan will remain in effect and continue to allow employees to elect stock in lieu of cash for earned bonuses.

Purpose of the 2017 Plan

The purpose of the 2017 Plan is to attract and retain talented and experienced people, closely link employee compensation with performance realized by shareholders, and reward long-term results with long-term compensation. If approved, the 2017 Plan will enable us to grant stock incentive awards to current and new employees, including officers, and to Board members and service providers.

Key Terms of the 2017 Plan

Below is a summary of the key terms of the 2017 Plan, which is qualified in its entirety by reference to the text of the 2017 Plan attached to this statement as Appendix A.

Key Plan Features                              Description

Effective Date and Term of Plan

·         May 25, 2017, provided the 2017 Plan is approved by shareholders.

·         The earlier of May 24, 2027 or the date on which all shares under the 2017 Plan have been issued or reserved for issuance and are no longer available for further awards under the 2017 Plan.

Eligible Participants

·         Employees of the Company or of any of our subsidiaries.

·         Non- employee members of the Board.

·         Key service providers to us or any of our subsidiaries.

Total Shares Authorized and Share Counting

·         625,000 of our Common Stock for all types of stock incentive awards.

·         Shares available under the 2017 Plan are reduced by one share for each share underlying an award, including stock options, restricted stock or units and performance stock or units.

·         Shares available under the 2017 Plan are reduced by the aggregate shares exercised pursuant to a settled stock appreciation right and not the net number of shares issued upon exercise.

·         Shares withheld by us for taxes, shares tendered to us to pay the exercise price of an option, and shares reacquired by us with amounts received from exercise of an option will not be added back to the 2017 Plan.

Individual Award Limits

·         Up to the total of 625,000 shares may be issued as incentive stock options.

·         Up to 50,000 shares per person per year under all stock awards, plus up to an additional 25,000 shares for stock incentives to a newly hired employee.

·         For awards not denominated in shares, up to $100,000 per person per year.

Type of Stock Incentive Awards

·         Incentive and nonqualified stock options and stock appreciation rights with an exercise period no longer than ten years.

·         Restricted stock and restricted stock units.

·         Performance stock and performance units.

·         Other awards in stock or cash, including an election to receive earned compensation as shares of stock in lieu of cash.

Vesting and Exercise

·         Compensation Committee may require that an award vests based on service (time vested) or upon achievement of performance goals (performance vested) or both, except as provided below.

·        Options and Stock Appreciation Rights will vest no earlier than one year after the grant date or earlier upon death, disability or a change in control of the Company (if not assumed or substituted for new awards), except that the Compensation Committee may accelerate such vesting on up to 5% of stock awarded under Options and Stock Appreciation Rights.

·         All performance-vested awards that are not assumed or substituted will vest upon a change in control based on performance as of the change in control.

·         Objective performance goals in the 2017 Plan, if approved by shareholders, will permit deductibility of executive officer awards as performance based compensation under Code Section 162(m).

Permissible Features

·        We may specify that stock awards are subject to reduction, cancellation, forfeiture or recoupment under certain circumstances, including misrepresentation in our financial statements, violation of our Code of Conduct and violations of restrictive covenants on competing with us or soliciting our customers and employees.

·         Options may be exercised with previously acquired shares or by reducing the net number of shares awarded on exercise.

·         The Compensation Committee may permit employees to defer the issuance of stock on certain awards to a later date.

Features Not Permitted Without Board and Shareholder Approval

·         Increase the number of shares reserved or any of the limits stated in the 2017 Plan, except to equitably adjust shares and awards as a result of stock split, stock dividend, or other board-approved restructuring affecting the number of shares outstanding.

·         Extend the term of the 2017 Plan.

·         Re-price stock options of stock appreciation rights or exchange stock options or stock appreciation rights for cash.

·         Re-grant shares tendered for stock option exercise or payment of taxes.

Who is Eligible for Stock Incentive Awards

Our employees or any subsidiary’s employees, the non-employee members of our Board and key service providers to us or our subsidiaries are eligible to receive awards under the 2017 Plan. The Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives awards.

Types of Stock Incentives to be Awarded

Subject to the limits under the 2017 Plan, the Compensation Committee has the discretionary authority to determine the size of the award, the type of award, and if it will immediately vest, or be tied to meeting performance-based requirements or vest over time. Options and stock appreciation rights will vest no earlier than one year after the grant date except that the Compensation Committee may accelerate such vesting upon death, disability or a change in control of the Company and on up to 5% of options and stock appreciation rights awarded for any reason.

For executive officers, the performance-based requirements for earning or vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to enable us to deduct the value of the award for income tax purposes. Shareholder approval of the 2017 Plan will provide broad authority to the Compensation Committee to determine the objective financial performance goals for any award, including but not limited to:

·         Stock based goals such as stock price or total shareholder returns;

·         Operational objectives such as cash flow, return on investments, sales, revenues, costs, income or profits;

·         Earnings per share;

·         Financial performance as compared to past periods or a peer group of companies or other external indices;

·         Ratios and growth measures or changes in financial performance; and

·         Any combination of these goals.

The types of awards that may be made under the 2017 Plan are as follows:

·        Stock options and stock appreciation rights: the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which will not be less than the fair market value of our Common Stock on the date of grant. The right may be exercised by the holder during the term of the option, which is generally ten years from the date of grant, unless earlier terminated upon certain events, such as termination of employment, death or change in control of the Company. For options, the exercise price may be paid in cash or in previously owned shares or by reducing the number of shares issued, in each case equal in value to the exercise price. Stock appreciation rights do not require payment of the exercise price in cash but provide that, upon exercise, share or cash (or a combination of cash and shares) are issued equal in amount to the appreciated value of the number of shares exercised. No option or stock appreciation right may be repurchased or exchanged for a lower-priced option or stock appreciation right, or for cash.

·        Restricted stock and restricted stock units: awards of stock that do not require purchase, but that are not immediately available to the recipient until certain restrictions lapse, either based on time or upon achievement of performance goals. Restricted units may vest earlier that the date the shares are actually issued in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Compensation Committee may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights. The award may provide for the payment of dividend equivalents as if the units were outstanding.

·        Performance shares and performance units: awards of restricted or unrestricted stock or stock units that are issued to the recipient only upon satisfaction of performance goals. These awards do not have voting rights unless and until issued, and no dividends or dividend equivalents will be paid unless and until the shares or units underlying the dividend equivalents are issued upon satisfaction of performance goals.

·        Other awards: additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock or cash will provide a meaningful incentive. The Compensation Committee may establish sub plans that provide for cash awards that rely upon the performance goals under the 2017 Plan, including awards to executive officers designed to comply with Section 162(m) of the Internal Revenue Code to permit us to deduct the value of the award for income tax purposes.

Adjustments to Stock Incentives for Corporate Transactions

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of our Common Stock or similar event affecting our stock, the Compensation Committee may in its discretion adjust the number and kind of shares granted under the 2017 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights, and to adjust restricted stock, restricted stock units, performance stock and performance share units, and other awards so that the awards prove an equivalent value at the time of the transaction for which the adjustment is made.

Effect on Termination of Employment on Stock Incentives

Subject to certain exceptions requiring earlier termination, stock options and stock appreciation rights will expire and cannot be exercised (i) 90 days after the termination of a participant’s employment other than death, disability or retirement, (ii) 12 months after termination of employment if the termination is as a result of death, disability or retirement, and (iii) immediately if the termination is for cause as defined in the 2017 Plan or other agreement. Prior to that time, only options that have become exercisable under their terms, based on either time-based or performance-based vesting, may be exercised. Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement, unless accelerated in the discretion of the Compensation Committee.

For options and restricted stock, restricted stock units, performance stock and performance units, the Compensation Committee may elect not to accelerate options that would otherwise vest only upon achievement of performance goals if those goals have not been achieved, or the performance period has not expired.

Effect of a Change in Control on Stock Incentives

Stock options and stock appreciation rights become fully exercisable and restricted stock and restricted stock units automatically become fully vested upon the occurrence of a change in control as defined in the 2017 Plan if the acquiring entity does not assume or provide substitute awards. The Compensation Committee may elect to accelerate these awards at or prior to the change in control. Awards based on performance goals where the performance period has not yet closed at the time of a change in control, however, will not automatically accelerate, except that the Board may, in its discretion, determine the achievement of the performance goals as of the change in control and award all or a pro rata portion of the shares based upon the level of performance. The Compensation Committee may require that options or stock appreciation rights be exercised prior to the change in control, may pay cash or other securities to cancel awards in connection with the change in control, or may provide for the successor to substitute its stock for outstanding awards.

Transferability of Stock Incentives: Deferral of Awards

Stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock, and performance units, as well as other awards under the 2017 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on descent and distribution. Restricted stock, restricted stock units, performance stock and performance units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance goals have been achieved. The Committee may, subject to satisfying any requirements under applicable tax law, permit employees to defer receipt of a payment in the form of stock. The Company will not be entitled to a tax deduction for the deferred award until it is actually paid in cash or in stock to the participant.

Administration

The Compensation Committee will administer the 2017 Plan. The Compensation Committee will select employees who will receive awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2017 Plan. The Compensation Committee may also interpret the 2017 Plan, and may also establish and amend terms of existing stock incentive awards, except that if the participant is adversely affected by the amendment, the participant must also consent. The Board may also exercise any of the authorities granted to the Compensation Committee. To the extent required by law or desired for tax purposes, awards to executive officers will be made only by persons who qualify as outside directors under securities and tax laws and, if appropriate, stock exchange rules. The Compensation Committee may delegate to an executive officer all or part of its responsibilities to make awards, other than the authority to make awards to other executive officers, directors or other insiders.

Amendments to the 2017 Plan

The Compensation Committee may amend or suspend the 2017 Plan at any time except that any amendment will not be permitted without the approval of the shareholders if the amendment either increases the number of shares, provides for re-pricing of outstanding options or stock appreciation rights or for an exchange for cash, or increases the maximum number of shares that may be granted as awards to any participant.

The Consequences of Stock Incentives to Participants and the Company

Options and Stock Appreciation Rights. Stock option grants under the 2017 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, as amended, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83, as amended. Generally, no federal income tax is payable by the participant upon the grant or exercise of an incentive stock option and no deduction is taken by us. If after exercise, the participant disposes of the shares of an incentive stock option within a certain time period we will be entitled to deduct the appreciation on the shares at the time of exercise. Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and we will be entitled to a corresponding tax deduction. Similar rules apply to stock appreciation rights awards.

Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2017 Plan generally are not subject to federal income tax when awarded. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the participant properly elects to accelerate the tax recognition at the time of grant. Performance stock is taxed at the time the performance goals are met and the stock issued. Restricted stock units and performance units are generally subject to ordinary tax at the time of payment or issuance, even if vested earlier. We are entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units.

Registration with the Securities and Exchange Commission

If the 2017 Plan is approved by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering the 625,000 shares issuable under the 2017 Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Common Stock present and entitled to vote at the Annual Meeting is necessary for the approval of Proposal 3: Approval of New Ulm Telecom, Inc. 2017 Omnibus Stock Plan. Proxies will be voted in favor of Proposal 3 unless otherwise indicated.

THE BOARD RECOMMENDS A VOTE "FOR" THE 2017 OMNIBUS STOCK PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is Company's policy that all proposed transactions by the Company with Directors, Officers, five percent shareholders and their affiliates, be entered into only if these transactions are on terms no less favorable to the Company than could be obtained from unaffiliated parties, are reasonably expected to benefit the Company and are approved by a majority of the disinterested, independent members of its Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's Officers, Directors and beneficial owners of more than ten percent of the Company’s common stock are required to file reports of their beneficial ownership with the SEC. Based on the Company's review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2016, Executive Officers and Directors of the Company filed all reports with the SEC required under Section 16(a) to report their beneficial ownership on a timely basis.

ANNUAL REPORT ON FORM 10-K

Upon written request to New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota 56073, Attention: President, the Company will send, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the financial statements and the financial statement schedules as filed with the SEC, to any person whose proxy is being solicited. The Annual Report on Form 10-K can also be found on the Company’s website at www.nutelecom.net.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

The Company intends to mail the Proxy Statement for its 2018 annual meeting of shareholders on or about April 16, 2018. If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the Company’s 2018 Annual Meeting of Shareholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 – Shareholder Proposals) and be received at the principal Executive Offices of the Company at 27 North Minnesota Street, New Ulm, Minnesota 56073, Attention: Bill Otis, no later than December 18, 2017. In addition, if the Company is not notified by March 2, 2018, of a proposal to be brought before the 2018 Annual Meeting of Shareholders by a shareholder, the proxies held by management may provide the discretion to vote against the proposal even though it is not discussed in the proxy statement for the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Proxy Statement, Proxy Form and Annual Report on Form 10-K, are available at the Company’s website, located at www.proxyvote.com.

OTHER MATTERS

The Company did not receive notice by December 19, 2016 of any shareholder proposals that are to be presented for a vote at the 2017 Annual Meeting. Therefore, no shareholder proposals are included in this proxy statement and if any other matter requiring a vote properly comes before the meeting, the persons named on the accompanying proxy card will vote your shares on that matter in their discretion.

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the meeting, please sign and date the proxy and return it promptly in the enclosed envelope, or take advantage of the option to vote by Internet or telephone. If you choose to return the proxy card by mail, we have enclosed an envelope, for which no postage is required if mailed in the United States. You may also vote your shares electronically either over the Internet at www.proxyvote.com or by touch tone telephone at 1-800-690-6903.

By Order of the Board of Directors
/s/ Barbara A.J. Bornhoft
Barbara A.J. Bornhoft
Corporate Secretary

New Ulm, Minnesota
April 17, 2017

APPENDIX A

NEW ULM TELECOM, INC.

2017 OMNIBUS STOCK PLAN

Plan Term:  May 25, 2017 through May 24, 2027

Adopted by the Board of Directors on February 24, 2017

Approved by the Shareholders of the Company on [May 25, 2017]

NEW ULM TELECOM, INC.
2017 OMNIBUS STOCK PLAN

SECTION 1
PURPOSE

The purpose of the Plan is to enable New Ulm Telecom, Inc. (the “Company”) and its subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other stockholders of the Company.

The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and other awards to aid the Company in obtaining these goals, subject to the approval by the shareholders.

SECTION 2
DEFINITIONS

2.1       BOARD

Board means the Board of Directors of the Company.

2.2       CAUSE

Cause means, unless otherwise defined in the Stock Incentive Agreement or in a separate agreement with the Participant that governs Stock Incentives granted under this Plan, any of the following, regardless when it is discovered by the Company:

(a)        Employee’s conviction, including the entry of a plea of guilty or no contest, of a felony, or any criminal violation involving moral turpitude.

(b)        Employee engages in fraud or other acts of dishonesty involving the Company, or any other conduct that has a material adverse effect on the business or reputation of the Company or the Employee.

(c)        Employee engages in material misconduct or refuses to carry out or is grossly negligent in the performance of his or her material duties to the Company.

(d)        Employee fails to follow any written policy (including but not limited to the Company’s Code of Conduct), resolution or any reasonable instruction of the Board or any Committee thereof, or the Chief Executive Officer of the Company and Employee fails to remedy such failure within 30 days following reasonable notice.

(e)        Employee voluntarily terminates his or her employment following the occurrence of any of the acts or omissions described in subsections (a) through (d) above.

2.3       CODE

Code means the Internal Revenue Code of 1986, as amended and any successor, and regulations promulgated thereunder.

2.4       COMMITTEE

Committee means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

2.5       COMPANY

Company means New Ulm Telecom, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6       DEFERRED COMPENSATION

Deferred Compansation means any Stock Incentive under this Plan that provides for the “deferral of compensation” as defined in Treas. Reg. §1.409A-1(b) and that would be subject to the taxes specified in Section 409A(a)(1) of the Code if and to the extent the Stock Incentive Agreement does not meet or is not administered and interpreted in compliance with the requirements of Section 409A(a)(2), (3) and (4) of the Code. Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Section 409A of the Code.

2.7       DISABILITY

Disability means a physical or mental condition resulting from a bodily injury or disease or mental disorder rendering such person incapable of continuing to perform the essential employment duties of such person at the Company as such duties existed immediately prior to the bodily injury, disease or mental disorder.

2.8       EXCHANGE ACT

Exchange Act means the Securities Exchange Act of 1934, as amended and any successor, and regulations and rules promulgated thereunder.

2.9       EXERCISE PRICE

Exercise Price means the price that shall be paid to purchase one Share upon the exercise of an Option granted under this Plan.

2.10     FAIR MARKET VALUE

Fair Market Value of one Share on any given date shall be determined by the Committee as follows: (a) if the Shares are listed for or admitted for trading on one of more national securities exchanges, the last reported sales price on the principal exchange on the date in question, or if such Shares shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Shares were so traded; or (b) if the Shares are not listed for or admitted for trading on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for such Shares on the date in question, or if there is no such bid price for such Shares on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Stock Incentive that is intended to be exempt from the requirements of Section 409A of the Code, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Section 409A of the Code, which determination shall be final and binding on all parties.

2.11     INSIDER

Insider means an individual who is, on the relevant date, an officer, member of the Board or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12     ISO

ISO (“Incentive Stock Option”) means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Section 422 of the Code.

2.13     KEY PERSON

Key Person means a person, other than an employee, who is (a) a member of the Board; or (b) a service provider providing bona fide services to the Company.

2.14     NQSO

NQSO (“Non-Qualified Stock Option”) means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Section 422 of the Code, and includes any ISO that, by subsequent action of the Company or the Participant permitted by the Plan, ceases to be an ISO.

2.15     OPTION

Option means an ISO or a NQSO.

2.16     OUTSIDE DIRECTOR

Outside Director means a member of the Board who is not an employee and who:  (a) is a “non-employee director” under Rule 16b-3 under the Exchange Act, as amended from time to time; (b) is an “outside director” under Section 162(m) of the Code; (c) if applicable, satisfies the requirements of the principal stock exchange for the Shares relating to the independence of directors or the independence of directors serving on the Compensation Committee of the Board; and (d) satisfies the independence or similar requirement of the Securities and Exchange Commission applicable to directors or to directors serving on the Compensation Committee of the Board.

2.17     PARTICIPANT

Participant means a Key Person or an employee who is designated to receive an award under the Plan by the Committee.

2.18     PERFORMANCE-BASED EXCEPTION

Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

2.19     PERFORMANCE GOAL

Performance Goal means, unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the performance measure(s) to be used by the Committee for purposes of awarding Stock Incentives shall be chosen from among the following:(a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, invested capital, equity or sales); (d) cash flow return on investments (net cash flows divided by owners equity); (e) earnings before or after taxes, depreciation and amortization, or a similar measure; (f) revenues and or sales (gross or net); (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, working capital, profit or revenue targets; (k) growth measures, such as revenue or sales growth; (l) rate of change (positive or negative) or change from prior period; (m) ratios, such as expenses, market share, debt or leverage; (n) share price or measures based on share price; (o) external measures or indices; or (p) any combination of one or more of these factors..With respect to any Stock Incentives that are not intended to satisfy the Performance-Based Exception, such other performance criteria as the Committee may establish in its sole discretion. In setting Performance Goals using these performance measures, the Committee may establish goals on an absolute basis, rate basis, subsidiary, segment, unit or division performance basis, or relative to a peer group performance or other benchmark. The Committee may provide that one or more objectively determinable adjustments be made in any Performance Goal, including adjustments that may result in such measures being considered non-GAAP financial measures, such as the effect of changes in accounting standards, tax laws and regulations, and extraordinary, non-recurring or unusual events specified by the Committee, including write-offs or write-downs, capital gains or losses, acquisitions or divestitures, restructurings, and litigation judgments and settlements.

2.20     PERFORMANCE PERIOD

Performance Period means the period during which a Performance Goal must be attained with respect to a Stock Incentive that is performance based, as determined by the Committee.

2.21     PERFORMANCE STOCK

Performance Stock means an award of Shares granted to a Participant that is subject to the achievement of any Performance Goal, either as to the delivery of such Shares or the calculation of the amount deliverable as a result of achieving a level of performance over a specified Performance Period, or any combination thereof.

2.22     PERFORMANCE UNITS

Performance Units means a contractual right granted to a Participant to receive a Share (or cash equivalent) upon achievement of any Performance Goal or a level of performance over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.23     PLAN

Plan means the New Ulm Telecom, Inc. 2017 Omnibus Stock Plan, as it may be further amended from time to time.

2.24     QUALIFYING EVENT

Qualifying Event means, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.25     RESTRICTED STOCK AWARD

Restricted Stock Award means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.26     RESTRICTED STOCK UNIT

Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.27      RETIREMENT

Retirement means retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 65, or upon an earlier date with the consent of the Committee, and upon such terms and conditions as determined by the Committee.

2.28     SERVICE

Service means services provided to the Company or any Subsidiary as either a Key Employee or a Key Person.

2.29     SHARE

Share means one share of the common stock of the Company.

2.30     SPECIFIED EMPLOYEE

Specified Employee means a Participant who is a “key employee” as described in Section 416(i)(1)(A) of the Code, disregarding paragraph (5) thereof. For purposes of determining key employees under Section 416(i)(1)(A) of the Code, the definition of compensation shall be the same as defined in the Company’s qualified retirement plan, but excluding any compensation of a Participant whose location is not effectively connected with the conduct of a trade or business within the United States. If a Participant is a key employee at any time during the 12 months ending on each December 31, the Participant is a Specified Employee for the 12 month period commencing on the next April 1. Any such identification of a Specified Employee under this Plan shall apply to all nonqualified deferred compensation plans in which the Specified Employee participates. In the case of certain corporate transactions (a merger, acquisition or spin-off), or in the case of nonresident alien employees, the Company will determine Specified Employees in accordance with Treas. Reg. §1.409A-1(i).

2.31     STOCK APPRECIATION RIGHT

Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.32     STOCK INCENTIVE

Stock Incentive means an ISO, NQSO, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Unit, or cash.

2.33     STOCK INCENTIVE AGREEMENT

Stock Incentive Agreement means a document, agreement, certificate, resolution or other evidence in writing or electronic form approved by the Committee that sets forth the terms and conditions of a Stock Incentive granted by the Company to a Participant pursuant to this Plan.

2.34     SUBSIDIARY

Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.35     TEN PERCENT SHAREHOLDER

Ten Percent Shareholder means a person who owns (after taking into account the attribution rules of Section 424(d)) of the Code more than ten percent of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3
SHARES SUBJECT TO STOCK INCENTIVES

3.1       AGGREGATE SHARES AUTHORIZED

The aggregate number of Shares that may be issued under the Plan is 625,000 Shares, subject to adjustment as provided in Section 3.4.  These Shares will be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares that have been reacquired by the Company.

3.2       SHARE COUNTING

For purposes of determining the limits described in this Plan, in particular this Section 3, Shares covered by a Stock Incentive will not be counted as used unless and until actually delivered to a Participant and thereupon on a one-for-one basis.  If any Shares covered by a Stock Incentive under this Plan are not purchased or are forfeited or reacquired by the Company prior to vesting, or if a Stock Incentive terminates, or is cancelled without the delivery of any Shares, these Shares will be added back to the limits described in this Plan and are again available for grants from the Plan. In addition, the following principles will apply in determining the number of Shares under any applicable limit:

(a)        Shares tendered or attested to in payment of the Exercise Price of upon a net exercise of an Option will not be added back to the applicable limit;

(b)        Shares withheld by the Company to satisfy the tax withholding obligation will not be added back to the applicable limit;

(c)        Shares that are reacquired by the Company with the amount received upon exercise of an Option will not be added back to the applicable limit;

(d)        The aggregate Shares exercised pursuant to a Stock Appreciation Right that is settled in Shares will reduce the applicable limit, rather than the number of Shares actually issued; and

(e)        Any Stock Incentive that is settled in cash will not reduce the applicable limit.

3.3       LIMITATIONS ON STOCK INCENTIVES

Subject to adjustment pursuant to Section 3.4:

(a)        No more than 625,000 Shares may be used for Incentive Stock Options;

(b)        No Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of 50,000 in any calendar year.

(c)        Notwithstanding subsection (b), in connection with his or her initial service, a Participant may be granted Stock Incentives covering not more than an additional 25,000 Shares, which will not count against the limit set forth in the preceding sentence.

(d)        With respect to any Performance Unit or Other Award that is not denominated in Shares, the maximum amount that a Participant may receive in any calendar year is $100,000.

3.4       SHARE ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary: (a) the number of Shares reserved under Section 3.1, (b) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3.1 and 3.3, (c) the number of Shares subject to certain Stock Incentives granted subject to Section 3.1, and (d) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a)): (i) the number of Shares reserved under Section 3.1; (ii) the number of Shares subject to certain Stock Incentives subject to Section 3.1; and (iii) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.1 or an increase in any limitation imposed by the Plan.

SECTION 4
EFFECTIVE DATE AND TERM OF PLAN

The effective date of this Plan shall be May 25,2017, provided, however, that if the Plan is not approved by the shareholders of the Company within 12 months of the approval by the Board, the Plan will be terminated and all Stock Incentives granted under the Plan will be terminated and deemed null and void and further provided that no Stock Incentive shall vest and no Shares may be issued under the Plan prior to approval of the Plan by the shareholders of the Company. No Stock Incentive shall be granted under this Plan on or after the earlier of:

(a)        the tenth anniversary of the effective date of this Plan, and

(b)        the date on which all of the Shares reserved under Section 3 of this Plan have been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable, all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited and all Performance Shares or Units have be awarded or lapsed at the end of the Performance Periods.

SECTION 5
ADMINISTRATION

5.1       GENERAL ADMINISTRATION

The Committee shall administer this Plan. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan’s administration, and to make all other determinations and take all other actions that may be necessary or advisable for the administration of the Plan.  Notwithstanding anything herein to the contrary, the Board may, without further action of the Committee, exercise the powers and duties of the Committee or any delegate under the Plan, unless such exercise would cause any Stock Incentive not to comply with the requirements of Section 162(m) of the Code.

5.2       AUTHORITY OF THE COMMITTEE

Except as limited by law or by the Articles of Incorporation or By-laws of the Company, the Committee shall have full power to:  (a) select Participants in the Plan; (b) determine the types of Stock Incentives for each Participant in a manner consistent with the Plan; (c) determine the number of Shares or the method of determining the number of Shares or other payment under such Stock Incentive; (d) determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, including, subject to Section 7.1(e), the time and manner of exercise, the restrictions on the rights granted under the Stock Incentive and the lapse thereof, the manner of payment, if any, the restrictions or holding period applicable to the payment or Stock received upon exercise or in satisfaction of the Stock Incentive; and (e) amend the terms and conditions of any outstanding Stock Incentives as provided in accordance with Section 12.3. The Committee shall have the independent authority and discretion over the appointment, compensation and oversight of the services of advisors to the Committee, including compensation consultants and legal counsel, provided such advisors meet the standards for independence as established by the Securities Exchange Commission. The Company shall pay the compensation and expenses of such advisors. The Committee may seek the assistance of such other persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3       DELEGATION OF AUTHORITY

The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee or to one or more executive officers of the Company the authority to grant Stock Incentives, and administer the Plan or any aspect of it; provided, however, that only the Committee may grant Stock Incentives that meet the Performance-Based Exception, and only the Committee may grant Stock Incentives to Insiders.

5.4       DECISIONS BINDING

All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY

Participants selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Participant shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as a Key Person or employee. Notwithstanding the foregoing, an ISO may only be granted to a Participant who is a common law employee of the Company or Subsidiary.

SECTION 7
TERMS AND CONDITIONS OF STOCK INCENTIVES

7.1       ALL STOCK INCENTIVES

(a)        Grants of Stock Incentives. The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to: (i) lower the Exercise Price of an existing Option or specified price of an existing Stock Appreciation Right; (ii) take any action that would be treated as a “repricing” under generally accepted accounting principles; or (iii) cancel an existing Option or Stock Appreciation Right at a time when its Exercise Price or specified price exceeds the fair market value of the underlying stock subject to such Option or Stock Appreciation Right in exchange for another Stock Incentive, including cash or other equity in the Company (except as provided in Sections 3.4, 10 and 11). Stock Incentives shall be granted to Participants selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Participants, or to grant all Stock Incentives subject to the same terms and conditions.

(b)        Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3.1 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)        Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement. The Stock Incentive Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. The Committee shall have sole discretion to modify the terms and provisions of any Stock Incentive in accordance with Section 12.3.

(d)        Date of Grant. The date a Stock Incentive is granted shall be no earlier than the date on which the Committee:  (i) has approved the terms and conditions of the Stock Incentive Agreement; (ii) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive; and (iii) has taken all such other action necessary to direct the grant of the Stock Incentive.

(e)        Vesting of Stock Incentives. Except as otherwise provided in this subsection (e), Stock Incentives under the Plan may have restrictions on the vesting or delivery of and, in the case of Options or Stock Appreciation Rights, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of performance criteria as determined by the Committee, including but not limited to one or more Performance Goals. If the Award is intended to meet the Performance-Based Exception, the attainment of such performance goals must satisfy the requirements of Sections

9.1, 9.2 and 9.3. Until the end of the period(s) of time specified in the vesting schedule or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture. Options and Stock Appreciation Rights shall become vested and exercisable no earlier than one (1) year after the grant date, except that Options and Stock Appreciation Rights of up to a maximum of five percent of the Shares authorized for issuance under the Plan may be granted or accelerated without regard to such minimum one (1) year vesting or period of restriction requirement of this Section 7.1(e), or issued in payment for a Performance Award, or accelerated in the event of death, Disability, or in the event of a Change in Control as provided in Section 11.2.

(f)         Acceleration of Vesting of Stock Incentives. Except as provided in Section 7.1(e), the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Stock Incentive Awards precluding such accelerated vesting in order to qualify the Stock Incentive Awards for the Performance-Based Exception.

(g)        Dividend Equivalents. The Committee may grant dividend equivalents with respect to any Stock Incentive, subject to the limitation under Section 7.6(b) with respect to Performance Stock or Performance Units. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Under a dividend equivalent, a Participant shall be entitled to receive payments equivalent to the amount of dividends paid by the Company to holders of Shares with respect to the number of dividend equivalents held by the Participant, which may be paid concurrently with the payment of dividends or deferred and paid at a later date. The dividend equivalent may provide for payment in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Any such dividend equivalent that is intended to exempt from Section 409A of the Code with respect to a Stock Incentive that constitutes Deferred Compensation shall be stated in a separate arrangement.

(h)        Transferability of Stock Incentives. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Incentive granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated, in which case the Option or Stock Appreciation Right may be exercised by and any other Stock Incentive may be payable to the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option or receive any other payment under a Stock Incentive if the Participant is incapacitated shall be determined by the Committee.

(i)         Deferral Elections. The Committee may require or may permit Participants to elect to defer the issuance of Shares or the settlement of Stock Incentives in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Plan: (i) create any arrangement that would constitute an employee pension benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act, as amended, unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute Deferred Compensation unless the arrangement complies with Section 9.4 and 9.5 or unless the Committee, at the time of grant, specifically provides that the Stock Incentive is not intended to comply with Section 409A of the Code.

7.2       OPTIONS

(a)        Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee may modify the terms and provisions of an Option in accordance with Section 12 even though such modification may change the Option from an ISO to a NQSO.

(b)        Exercise Price. Subject to adjustment in accordance with Section 3.4 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement and shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

(c)        Option Term. Unless earlier terminated as provided in Section 7.2(d), each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall: (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or (ii) make an Option exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a Participant who is not a Ten Percent Shareholder; or (B) the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance criteria, including but not limited to Performance Goals.

(d)        Termination of Service. Except as provided in the Option Agreement or a separate agreement with the Participant that covers Options, or as otherwise provided by the Committee: (i) if the Participant’s Service with the Company and a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Options; and (ii) any Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination (12 months if such termination is a result of a Qualifying Event), or the expiration of the stated term of the Options, whichever period is the shorter.  In the event a Participant’s Service with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.

(e)        Payment. The Exercise Price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either: (i) in cash or by check at the time the Option is exercised; or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO): A) by delivery (or by attestation) of other Shares, rounded to next whole share, including Shares acquired as part of the exercise (i.e., a pyramid exercise); (B) if permitted by applicable law, the withholding of Shares delivered by that number of Shares, rounded to the next whole share, equal to the Fair Market Value of the Exercise Price (i.e., a cashless or net exercise); (C) pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002; or (D) by some combination of the foregoing. Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender or attestation of Shares or, a cashless or net exercise shall be a subsequent transaction approved as part of the original grant of an Option for purposes of the exemption under Rule 16b-3 of the Exchange Act. Except as provided above, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(f)         ISO Tax Treatment Requirements. With respect to any Option that is intended to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of Shares with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000) to the extent of such excess, such Option shall not be treated as an ISO in accordance with Section 422(d) of the Code and in Treas. Reg. §1.422-4. With respect to any Option that is intended to be an ISO, such Option shall cease to be treated as an ISO if the Participant disposes of Shares acquired upon exercise of the Option within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Section 422(a)(2) of the Code.

7.3       RESTRICTED STOCK

(a)        Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. Any Restricted Stock that is intended to qualify for the Performance-Based Exception must satisfy the requirements of Sections 9.1, 9.2 and 9.3.

(b)        Termination of Service. Except as provided in the Stock Incentive Agreement or a separate agreement with the Participant covering the Restricted Stock, or unless the Committee determines that some or all of the Participant’s unvested Restricted Stock shall vest as of the date of such event, the Participant shall forfeit all unvested Restricted Stock if the Participant’s Service with the Company and a Subsidiary ends for any reason before any restrictions lapse; except that  in the case of Restricted Stock based on performance criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs or such later date as the Committee determines, but no later than the end of the Performance Period; provided, however, the Committee may grant Restricted Stock Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock for the Performance-Based Exception.

(c)        Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, a Participant awarded Restricted Stock shall be entitled to vote and to receive dividends during the periods of restriction of the Shares to the same extent as the Participant would have been entitled if the Shares were not restricted.

7.4       RESTRICTED STOCK UNITS

(a)        Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without such requirement. Any Restricted Stock Unit that is intended to qualify for the Performance-Based Exception must satisfy the requirements of Sections 9.1, 9.2 and 9.3.

(b)        Termination of Service. Except as provided in the Stock Incentive Agreement or a separate agreement with the Participant covering the Restricted Stock Unit, or unless the Committee determines that some or all of the Participant’s unvested Restricted Stock Units shall vest as of the date of such event, the Participant shall forfeit all unvested Restricted Stock Units if the Participant’s Service with the Company and a Subsidiary ends for any reason; except that in the case of Restricted Stock Units based on performance criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs or such later date as the Committee determines, but no later than the end of the Performance Period; provided, however, the Committee may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(c)        Voting, Dividend & Other Rights. A Participant awarded Restricted Stock Units shall not be entitled to vote or to receive dividends until the date the Shares are issued to the Participant pursuant to the Restricted Stock Units, and, unless the Stock Incentive Agreement provides otherwise, the Participant shall not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5       STOCK APPRECIATION RIGHTS

(a)        Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise the excess of the Fair Market Value of number of Shares exercised, over the specified price for such Shares. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are subject to the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Stock Appreciation Right is granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata expiration and cancellation of the same number of Shares of the related Option for which the Stock Appreciation Right has been exercised.

(b)        Term. Subject to earlier termination as provided in Section 7.5(c), each Stock Appreciation Right granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(i) make a Stock Appreciation Right exercisable prior to the date such Stock Appreciation Right is granted or after it has been exercised in full; or (ii) make a Stock Appreciation Right exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Stock Appreciation Right is granted; or (B) the fifth (5th) anniversary of the date such Stock Appreciation Right is granted, if such Stock Appreciation Right is granted in connection with the grant of an ISO to a Ten Percent Shareholder. Stock Appreciation Rights issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance criteria, including but not limited to Performance Goals.

(c)        Termination of Service. Except as provided in the Stock Incentive Agreement or a separate agreement with the Participant that governs the Stock Appreciation Rights granted, or as otherwise provided by the Committee: (i) if the Participant’s Service with the Company and a Subsidiary ends before the Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination (12 months if such termination is a result of a Qualifying Event), or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.  In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to such Participant shall immediately terminate.

(d)        Exercise and Payment. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of exercise) or in cash, or in any combination thereof as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is exercised, the specified price shall be treated as paid in Shares for purposes of Section 3.

(e)        Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO: (i) will expire no later than the expiration of the underlying ISO; (ii) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised; (iii) may be transferable only when, and under the same conditions as, the underlying ISO is transferable; and (iv) may be exercised only: (A) when the underlying ISO could be exercised; and (B) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6       PERFORMANCE STOCK AND PERFORMANCE UNITS

(a)        Awards of Performance Stock and Performance Units. Performance Stock and Performance Units shall become payable to a Participant upon achievement of performance criteria as determined by the Committee. Each award will specify the number of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a grant that is intended to qualify for the Performance-Based Exception, other than as provided in Sections 9.1, 9.2 and 9.3. Subject to the limitation set forth in Section 3.4, any grant of Performance Stock or Performance Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the date of grant.

(b)        Limitation on Dividend and Dividend Equivalents.  No dividends or dividend equivalents shall be paid on unvested Performance Stock or Performance Units unless the Performance Goal has been met; provided that such dividends or dividend equivalents: (i) may accumulate for the benefit of the Participant and paid to the Participant after such Performance Stock or Performance Units vest and (ii) will otherwise comply with Section 7.1(g).

(c)        Payment. Each grant will specify the time and manner of payment of Performance Stock or Performance Units that have been earned. Any Performance Stock award shall be payable in Shares.  Any Performance Unit award may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among cash or Shares.

7.7       OTHER AWARDS

(a)        Other awards may, subject to limitations under applicable law, be granted to any Participant denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee.  The Committee shall determine the terms and conditions of such awards.

(b)        Cash awards, as an element of or supplement to any other Stock Incentives granted under this Plan, may also be granted to Participants on such terms and conditions as the Committee may determine, subject to the limitation set forth in Section 3.4.

(c)        Shares may be granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as the Committee shall determine, subject to the limitation set forth in Section 3.4.

(d)        Participants designated by the Committee may be permitted to reduce compensation otherwise payable in cash in exchange for Shares or other Stock Incentives under the Plan.

7.8       NON-EMPLOYEE DIRECTOR STOCK INCENTIVES AND OTHER AWARDS

The Board will have the power and authority to grant any Stock Incentive to all non-employee Directors or to any individual non-employee Director, provided that such grant shall be solely for substantial services performed or to be performed by the non-employee Directors or non-employee Director as determined in good faith by the Board. The Board will also have the power and authority to designate by resolution, written plan or policy, a percentage of the annual retainer for each non-employee director to be paid in common stock, the date or dates on which the common stock will be issued and the vesting schedule, if any, for Shares issued in lieu of an annual retainer. In Addition, the Board may, by resolution, plan or policy, permit each non-employee director to elect to receive an additional percentage of his or her retainer to be issued in Shares, subject to rules and procedures for this election established by the Committee.

SECTION 8
SECURITIES REGULATION

8.1       LEGALITY OF ISSUANCE

No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2       RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available that requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3       REGISTRATION OF SHARES

The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares pursuant to this Plan under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9
COMPLIANCE WITH THE CODE

9.1       DISCRETION IN FORMULATION OF PERFORMANCE CRITERIA

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance criteria; provided, however, that any Stock Incentives that are intended to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

9.2       PERFORMANCE PERIODS

The Committee shall have the discretion to determine the period during which any performance criteria, including any Performance Goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

9.3       MODIFICATIONS TO PERFORMANCE GOAL CRITERIA

In the event that the applicable tax or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements under Section 162(m) of the Code to qualify for the Performance-Based Exception.

9.4       LIMITATION ON PAYMENT OR EXERCISE

With respect to any Stock Incentive that constitutes Deferred Compensation, such Stock Incentive shall provide for payment or exercise only upon: (a) a fixed date or schedule that complies with the requirements of Treas. Reg. §1.409A-3; (b) on a date based upon the Participant’s “separation from service,” or “disability,” or “unforeseeable emergency” as those terms are defined under Section 409A of the Code; (c) the Participant’s death; or (d) a Change in Control as defined in Section 11.1. Any election permitted under any Stock Incentive that constitutes Deferred Compensation shall comply with the requirements of Treas. Reg. §1.409A-2 and shall be irrevocable as of the date of grant of the Stock Incentive. In addition, with respect to any Stock Incentive that constitutes Deferred Compensation, except to the extent acceleration or deferral is permitted by or complies with the requirements of Section 409A of the Code, neither the Committee nor a Participant may accelerate or defer the time or schedule of any payment or exercise of, or the amount scheduled to be reported as income as a result.

9.5       DELAY IN PAYMENT OR EXERCISE FOR SPECIFIED EMPLOYEES

Notwithstanding anything in the Plan, unless the Stock Incentive Agreement specifically provides otherwise, no Stock Incentive that constitutes Deferred Compensation shall be paid to or exercised by a Specified Employee earlier than 181 days following the Participant’s “separation from service” as defined for purposes of Section 409A of the Code (or if earlier, upon the Specified Employee’s death), except as permitted under Section 409A of the Code and the regulations and other guidance promulgated thereunder. The Committee may specify in the Stock Incentive Agreement that the amount of the Deferred Compensation delayed pursuant to this Section 16.4 shall accumulate interest or earnings during the period of such delay.

9.6       WITHHOLDING

All taxes imposed on any Stock Incentive shall be the sole responsibility of the Participant. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant, exercise, satisfaction of conditions or the lapse of restrictions under any Stock Incentive or the issuance of Shares, an amount sufficient to satisfy the federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result. Unless the Stock Incentive Agreement provides otherwise, the Participant may satisfy such tax obligation by:

(a)        electing to have the Company withhold Shares (rounded to the next whole Share) otherwise to be delivered upon such exercise, satisfaction of conditions or lapse of restriction with a Fair Market Value equal to the amount of such taxes, up to the maximum tax rate in the applicable tax jurisdiction of the Participant; and

(b)        delivering to the Company Shares (rounded to the next whole Share) other than Shares issuable upon such exercise, satisfaction of conditions or lapse of restrictions with a Fair Market Value equal to the amount of such taxes, up to the maximum tax rate in the applicable tax jursidiction of the Participant.

Notwithstanding the foregoing, with respect to any Participant who is an Insider, a withholding or tender of Shares shall be a subsequent transaction approved as part of the Stock Incentive for purposes of the exemption under Rule 16b-3 of the Exchange Act.

9.7       NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF AN ISO

If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of: (a) the date two (2) years after the date of grant of such ISO; or (b) the date one (1) year after the exercise of such ISO, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. The Company may condition the exercise of any ISO on the Participant’s express written agreement with these provisions of this Plan.

SECTION 10
STOCK INCENTIVES TO PARTICIPANTS OUTSIDE THE US

The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more or less restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive to a Participant outside the United States shall occur until applicable restrictions imposed pursuant to this Plan (as modified as provided in this Section 10) or the applicable Stock Incentive have terminated.

SECTION 11
CHANGE IN CONTROL OF THE COMPANY

11.1     CHANGE IN CONTROL

“Change in Control” of the Company means an event that would be required to be reported in response to Item 6(e) on Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement, including, without limitation, if:

(a)        Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or other than a Subsidiary of the Company, becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)        During any period of two consecutive years (not including any period ending prior to the effective date of this Plan), the Incumbent Directors cease for any reason to constitute at least a majority of the Board.  The term “Incumbent Directors” shall mean those individuals who are members of the Board of Directors on the effective date of this Plan and any individual who subsequently becomes a member of the Board (other than a director designated by a person who has entered into agreement with the Company to effect a transaction contemplated by Section 11.1(c)) whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

(c)        In the event:

(i)         the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any corporation or entity, other than an entity owned at least 80% by the Company, unless immediately after such transaction, the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly 51% or more of the combined voting power of resulting entity’s outstanding voting securities as well as 51% or more of the Total Market Value of the resulting entity, or in the case of a division, 51% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 51% or more of the Total Market Value of each such entity, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction;

(ii)         the Company consummates an agreement for the sale or disposition (in one transaction or a series of transactions) of assets of the Company, the total consideration of which is greater than 51% of the Total Market Value of the Company; or

(iii)        the Company adopts a plan of complete liquidation or winding up of the Company.

(d)        “Total Market Value” shall mean the aggregate market value of the Company’s or the resulting entity’s outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company’s or the resulting entity’s other outstanding equity securities as measured by the exchange rate of the transaction or by such other method as the Committee determines where there is not a readily ascertainable exchange rate.

11.2     VESTING UPON A CHANGE IN CONTROL

Except as otherwise provided in a Stock Incentive Agreement or as provided in the next sentence, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), such Stock Incentive shall immediately vest and be exercisable and any restrictions thereon shall lapse. Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, with respect to a Stock Incentive that is subject a Performance Goal for which the Performance Period has not expired, including a Stock Incentive subject to the Performance-Based Exception, the Participant shall be entitled to receive a number of Shares that is determined by measuring the applicable Performance Goal based upon actual results at or immediately prior to the Change in Control as against the stated Performance Goals pro rated based on the time elapsed in the Performance Period as of the Change in Control date.

11.3     DISPOSITION OF STOCK INCENTIVES

Except as otherwise provided in a Stock Incentive Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

(a)        Unilaterally cancel such Non-Assumed Stock Incentive in exchange for:

(i)         whole and fractional Shares (or whole Shares and cash in lieu of any fractional Share) or whole and fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of:

(A)       in the case of Options, the Shares that could be purchased subject to such Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares; and

(B)       in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

(ii)        cash or other property equal in value to the excess of:

(A)       in the case of Options, the Shares that could be purchased subject to such Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares; and

(B)       in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

In the event the Exercise Price or consideration payable on exercise is equal to or greater than the Shares, cash or other property payable as provided in paragraphs (i) and (ii) above, then such Options and other Stock Incentives shall be automatically cancelled without payment of any consideration therefor.

(b)        In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with: (i) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change in Control; and (ii) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment: (A) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act; or (B) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of the Option.

11.4     GENERAL RULE FOR OTHER STOCK INCENTIVES

If a Change in Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change in Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1      AMENDMENT OF PLAN

This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made without the approval of the shareholders of the Company if such amendment:

(a)        increases the number of Shares reserved under Section 3, except as set forth in Section 3.4;

(b)        extends the maximum life of the Plan under Section 4 or the maximum exercise period under Section 7;

(c)        decreases the minimum Exercise Price under Section 7;

(d)        changes the designation of Participant eligible for Stock Incentives under Section 6; or

(e)        would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act, Section 422 of the Code.

Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2      TERMINATION OF PLAN

The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.

12.3      AMENDMENT OF STOCK INCENTIVES

The Committee shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if:

(a)        the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive);

(b)        the Participant consents in writing to such modification, amendment or cancellation;

(c)        there is a dissolution or liquidation of the Company;

(d)        this Plan or the Stock Incentive Agreement expressly allows such modification, amendment or cancellation; or

(e)        the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Notwithstanding the forgoing, the Committee may reform any provision in a Stock Incentive extended to be exempt from Section 409A of the Code to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Section 409A of the Code, no payment or benefit will be provided under the Stock Incentive and the Stock Incentive will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Stock Incentive.

SECTION 13
MISCELLANEOUS

13.1     SHAREHOLDER RIGHTS

Except as provided in Section 7. 3 with respect to Restricted Stock, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

13.2     NO GUARANTEE OF CONTINUED RELATIONSHIP

The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

13.3     TRANSFERS & RESTRUCTURINGS

The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her Service under this Plan. Likewise, the continuation of Service by a Participant with a corporation that is a Subsidiary shall be deemed to be a termination of Service when such corporation ceases to be a Subsidiary.

13.4     LEAVES OF ABSENCE

Unless the Committee provides otherwise, vesting of Stock Incentives granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be in the Service of the Company in the case of any leave of absence approved by the Company. With respect to any ISOs, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by statute or contract and if reemployment upon expiration of a leave of absence is not so guaranteed, then three (3) months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

13.5     GOVERNING LAW/CONSENT TO JURISDICTION

This Plan shall be construed under the laws of the State of Minnesota without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Minnesota for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.6     ESCROW OF SHARES

To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

13.7     NO FRACTIONAL SHARES

No fractional Shares shall be issued or delivered pursuant to the Plan or any Stock Incentive, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such Shares shall be cancelled or otherwise eliminated.

13.8     FORFEITURE AND RECOUPMENT

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Stock Incentive Agreement that the Participant’s rights, payments, and benefits with respect to a Stock Incentive, including any payment or Shares received upon exercise or in satisfaction of the Stock Incentive under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but shall not be limited to, failure to accept the terms of the Stock Incentive Agreement, termination of Service under certain or all circumstances, Cause, violation of the Company’s Code of Conduct or other material Company policies, misstatement of financial or other material information about the Company including as required in accordance with the provisions of Section 302 of Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance thereunder, including rules promulgated by any securities exchange on which the Company’s equity securities are listed, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of Service. The Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Stock Incentive Agreement, whether the Company shall effect any such recoupment: (a) by seeking repayment from the Participant; (b) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates; (c) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices; (d) by a holdback or escrow (before or after taxation) of part or all of the Shares, payment or property received upon exercise or satisfaction of the Stock Incentive; or (e) by any combination of the foregoing.

13.9     SEVERABILITY

If any provision of the Plan or any Stock Incentive is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Stock Incentive under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Stock Incentive, such provision shall be stricken as to such jurisdiction or as to such Stock Incentive, and the remainder of the Plan or any such Stock Incentive shall remain in full force and effect.

13.10    NO TRUST OR FUND CREATED

Neither the Plan nor any Stock Incentive shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant.  To the extent that any Paticipant acquires a right to receive payments from the Company or any Subsidiary pursuant to a Stock Incentive, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by New Ulm Telecom, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24663-P87162 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW ULM TELECOM, INC.

The Board of Directors recommends you vote FOR the following directors:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James Seifert
02) Colleen Skillings

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. To ratify the selection of Olsen Thielen & Co., Ltd. as the Company's independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐
3. To vote on the New Ulm Telecom, Inc. 2017 Omnibus Stock Plan.	☐	☐	☐

NOTE: The nominees for Board of Directors, if elected, will each hold office until the Annual Meeting of Shareholders to be held in 2020 or until his/her successor is elected and qualified.

For Address Changes/Comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report, Telephone/Internet Insert (BR supplied) and Form 10-K are available at www.proxyvote.com.

E24664-P87162

The undersigned hereby appoints Duane Lambrecht, Perry Meyer, Dennis Miller, Bill Otis, Wesley Schultz and Suzanne Spellacy or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in New Ulm Telecom, Inc. at the Annual Meeting of Shareholders to be held on May 25, 2017 at 10:00 a.m. at the New Ulm Event Center, located at 301 20th Street South, New Ulm, Minnesota and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner directed) on this proxy and described in the proxy statement furnished herewith.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS VOTING FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

V.1.1